                                                                     Exhibit 10a

           FIRST AMENDED AND RESTATED SETTLEMENT AND RELEASE AGREEMENT


        This First Amended and Restated Settlement and Release Agreement ("Amended Agreement") is entered into by and among (1) PowerTel USA, Inc. ("PowerTel") a Delaware Corporation whose principal place of business is situated in East Lansing, Michigan and formerly known as Munson Geothermal, Inc. and also formerly known as Nevada Energy Company, Inc. ("NEC") (collectively "Company"), (2) Nevada Energy Partners I, a Nevada Limited Partnership ("NEP"), by Nevada Electric Power Company, its general partner, (3) Nevada Electric Power Company, a Nevada corporation with its principal place of business situated in Reno, Nevada ("NEPC"), and (4) the following sixteen (16) Corporations: Wilton Ashfield, Ltd., Greyshire House, Ltd., August Lake Holdings, Ltd., Whitestone Brooke Holdings, Ltd., Porterman Williams, Ltd., North Oldenfield, Ltd., Shepherd Market, Ltd., Parklane Mayfair, Ltd., Clermont & Annabel, Ltd., Berkeley Square Investments, Ltd., Blackstone Sterling Holdings, Ltd., Burke Douglas Holdings, Ltd., Clarendon Atlantic Holdings, Ltd., Macaulay Island Investments, Ltd., Young Bayshore Investments, Ltd., and Maitland Investments, Ltd., (collectively referred to as "the Corporations"). "The Parties" referred to in this Agreement refer to PowerTel, NEP, NEPC and the Corporations. This Agreement is executed as of the day and year set forth below but is deemed to be effective retroactive as of December 1, 1997 (the "Settlement Date").

                                    RECITALS:

        WHEREAS, the Parties to this Agreement have negotiated and executed an Agreement (the "Initial Contract") addressing the subject of this Amended Agreement but subsequent to the execution of the Initial Contract the Parties have concluded that the Initial Contract did not reflect the intent of the Parties;

        WHEREAS, the Parties intend to amend and modify the Initial Contract by this Amended Agreement and, therefore, declare the Initial Contract to be null and void ab initio and further declare that this Amended Agreement to be the only binding, enforceable contract between the parties with respect to the subject matters set forth herein;

        WHEREAS, prior to August 16, 1996, NEP owned 100.0% of the issued Class B Common Stock of NEC; which Class B Common Stock was convertible into shares of Class A Common Stock of NEC in an amount equal to 50.0% of the issued and outstanding Class A Common Stock; and

        WHEREAS, NEC and NEP entered into an Agreement dated August 16, 1996 (the "1996 Agreement") a copy of which is attached hereto as Exhibit 1; and

        WHEREAS, pursuant to the terms of the 1996 Agreement various transactions occurred between NEP and the Company, between NEP and NEPC and thereafter between NEPC and/or NEP and the Corporations; and

        WHEREAS, in reliance upon the 1996 Agreement, NEP agreed to sell and did in fact sell to the Corporations all of the Class A Common Stock of NEC which was owned beneficially by NEP: and

        WHEREAS, NEC allegedly refused to honor the terms of the 1996 Agreement thereby precluding NEP from delivering the Class A Common Stock to the Corporations; and

        WHEREAS, on or about November 19, 1996 NEP beneficially on behalf of the Corporations commenced litigation as Plaintiff against Company seeking specific performance of the 1996 Agreement and alleging damages in excess of Six Million Dollars ($6,000,000), such litigation being identified as Nevada Energy Partners I vs. PowerTel USA, Inc. and being Case No. CV 96-07487, Second Judicial District Court of the State of Nevada in and for the County of Washoe (the "NEP Litigation"); and

        WHEREAS, Company denies all liability in the NEP Litigation and intends to vigorously contest NEP's claims if and when said litigation proceeds; and

        WHEREAS, on or about February 13, 1997 multiple creditors of PowerTel filed an involuntary petition for reorganization pursuant to Chapter 11 of the United States Bankruptcy Code (the "Code") such application being filed pursuant to Section 303 of the Code, and such case being styled In Re. PowerTel USA, Inc.; United States Bankruptcy Court, District of Nevada, Case No. 97-30265-BMG; and

        WHEREAS, the filing of Case No. 97-30265-BMG automatically stayed further prosecution of the NEP Litigation; and

        WHEREAS, NEP filed a Proof of Claim in the Chapter 11 case; and

        WHEREAS, the Corporations are the beneficiaries of the NEP Proof of Claim and, therefore, are deemed to be creditors of PowerTel; and

        WHEREAS, PowerTel has removed the NEP Litigation to the United States Bankruptcy Court; and

        WHEREAS, subsequent to the execution of the 1996 Agreement, NEC conveyed to NEP 100.0% of the issued and outstanding Common Stock of Combustion Energy Company ("CEC"), a Nevada corporation with its principal place of business situated in Reno, Nevada together with title to a parcel of real property also situated in Reno, Nevada (collectively the "1996 Assets"). Thereafter, NEP transferred the 1996 Assets to NEPC in two separate transactions; and

        WHEREAS, PowerTel has given notice to NEP, NEPC and the Corporations of its intent to commence a proceeding pursuant to Sections 547 and 548 of the Code for the purpose of voiding the 1996 Agreement and all transactions arising therefrom between NEP, NEPC and the Corporations; and

        WHEREAS, NEPC and NEP have denied that Company has the right to rescind the 1996 Agreement under any terms or conditions including, but not limited to, alleged violations of Sections 547 and 548 of the Code; and

        WHEREAS, the Parties to this Amended Agreement stipulate and acknowledge that the prosecution of the multiple civil and administrative proceedings recited above will be expensive, time consuming and difficult to resolve and there is no assurance or guarantee that any party will prevail at trial and, in the event of a favorable judgment, there is no assurance or guarantee that the judgment will be sustained on appeal; and

        WHEREAS, the Parties to this Amended Agreement desire to achieve a final, complete resolution of all of their disputes and controversies by and among them.

        NOW THEREFORE, in consideration with the mutual covenants and conditions set forth in this Agreement and other good and valuable consideration, the receipt and sufficiency which is hereby acknowledged, the Parties to this Amended Agreement, intending to be legally bound, do hereby agree as follows:

1. The Recitals set forth above are true and correct and are incorporated herein as if fully rewritten.

2. This Amended Agreement is subject to ratification by the United States Bankruptcy Court for the District of Nevada by virtue of the pending Chapter 11 Reorganization involving PowerTel in Case Number 97-30265-BMG. All Parties to this Amended Agreement hereby consent to the authority and subject matter jurisdiction of the United States Bankruptcy Court for all purposes, including ratification of this Amended Agreement.

3. This Amended Agreement, when ratified by the United States Bankruptcy Court, shall constitute a full, final and complete resolution of any and all disputes by or among any one or more or all of the Parties hereto of whatever cause or nature, including but not limited to any waiver for damages of any kind, nature or amount, contingent or liquidated and each party does hereby forever release, discharge, and waive each and every cause of action which it has or may have against any other party as of the Settlement date of this Agreement, except that Company retains and does not waive or release any claim or cause of action, if any, which it has or may have against NEPC arising out of actions performed by NEPC in its capacity as the General Partners of NEP. NEPC represents and warrants that the Corporations are the only entities who have any equitable or beneficial rights in or to the Class A or Class B Common Stock of NEC owned or received by NEP as of the Settlement Date.

4. PowerTel, NEP and NEPC acknowledge that the Corporations are domiciled outside the United States and, in recognition of this, PowerTel, NEP and NEPC, stipulate that this Amended Agreement will be executed by Mr. Jeffrey Antisdel on their behalf. Mr. Antisdel represents and warrants to Company that (i) he has the legal power and authority to execute this Amended Agreement on behalf of each of the Corporations, and (ii) each of the Corporations will ratify this Agreement by executing the Memorandum described in
        Section 5.d of this Amended Agreement on or before July 15, 1998 (the "Final Execution Date"). In the event that each and every one of the Corporations have not ratified this Agreement by the Final Execution Date, Company has the option of either (a) declaring this Amended Agreement to be null and void, or (b) enforcing this Amended Agreement as to all signatories. In order to expedite execution of this Amended Agreement, PowerTel, NEP and NEPC stipulate that (i) this Amended Agreement may be executed in multiple counterparts, and (ii) the receipt of a facsimile signature page executed by any one of the Corporations shall be deemed to be an original signature.

        NEPC agrees to indemnify and hold Company harmless from any and all damages and expenses (including legal fees) incurred by PowerTel in the event that any of the Corporations refuse to execute this Agreement.

5. In consideration of the mutual releases as set forth herein and the consideration as set forth in the Recitals, the Parties to this Amended Agreement do hereby agree as follows:

   a. The 1996 Agreement attached hereto as Exhibit 1 is hereby deemed to be amended and restated in its entirety, except as set forth in this Amended Agreement and, therefore, remains legally binding upon all parties thereto. Notwithstanding the foregoing, NEPC and NEP shall reconvey to PowerTel (i) 100% of the issued and outstanding Common Stock of Combustion Energy Company, a Nevada corporation, and (ii) title to a parcel of real property situated at 403 Fourth Street, Reno, NV.

   b. The Company and NEPC do hereby modify, amend and revise the Agreement of Limited Partnership of Nevada Energy Partners I, a Nevada limited partnership, retroactively to January 1, 1995 to provide that for the period January 1, 1995 through August 15, 1996 (i) any and all distributions of cash and property are to be allocated 60.0% to the limited partner and 40.0% to the general partner, and (ii) the allocations of profits and loses to capital accounts shall be 99.0% of all profits and loses accredited and charged to the capital account of the limited partner and 1.0% of all profits and loses are charged and credited to the capital account of the general partner. The Parties stipulate that, commencing January 1, 1995 through August 15, 1996, NEPC is and shall be the sole general partner of NEP and the Company shall be the sole and exclusive limited partner of NEP. As of August 16, 1996, the Company specifically relinquishes, waives and forever abandons any claim or interest which it has or may have in or to any partnership interest of NEP. NEPC and the Company stipulate and acknowledge that, subsequent to January 1, 1995, cash distributions were made to NEPC and the Company pursuant to the 60/40 allocation set forth above. In addition, NEPC and the Company stipulate that on or about August 16, 1996 (after withdrawal of NEC from NEP), NEP distributed to NEPC, as its general partner, Class B Common

        Stock of the Company totaling 4,437,473 shares which, thereafter NEPC sold to the corporations on a prorata basis. NEPC and the Company also stipulate that, as of August 16, 1996, NEP relinquished any and all rights which it had pursuant to the Plan of Reorganization involving Munson Geothermal, Inc. to receive additional Class A Common Stock and, thereby, waived and forever relinquished its right to receive additional Class B Common Stock in the amount of 8,808,485 shares.

   c. The Company does specifically that on or about August 16, 1996 NEPC converted the Class B Common to Class A Common and, further recognizes that NEPC sold to the Corporations the Class A Common Stock owned by NEPC as set forth above. The Company does hereby agree that NEPC shall retain any and all consideration paid or to be paid by the Corporations. In order to effect a permanent, common final and complete resolution of any and all disputes among the parties to this Agreement, the Company stipulates that the Class B Common Stock distributed to NEPC as of August 16, 1996 was convertible into Class A Common Stock at a ratio equal to 50.0% of the issued and outstanding Class A Common Stock as of August 16, 1996. Accordingly, the Company stipulates that the Corporations, by virtue of their purchase of the Class A Common Stock, are entitled to own Class A Common Stock. The Company further stipulates that, ten days after the Effective Date of the Plan of Reorganization, the Company shall adjust (i.e., increase or decrease) the number of shares of Class A Common Stock to be distributed to the Corporations such that the Corporations shall own 50.0% of the issued and outstanding Class A Common Stock as of the close of business ten days after the Effective Date of the Plan of Reorganization.

   d. NEPC, as the General Partner of NEP shall wind up the affairs of the partnership with all deliberate speed including but not limited to the preparation and filing of all requisite tax returns. The General Partner shall not charge the Limited Partner for the expenses of winding up the Partnership and the Limited Partner waives any right of reimbursement for any distribution to the General Partner prior to the date of this Agreement.

6. In the event that the United States Bankruptcy Court fails to ratify this Agreement, this Agreement shall be voidable by any Party upon prompt notice to Company and NEPC. If the Agreement is voided, then any Property conveyed pursuant to this Agreement shall be returned to the grantor from whom or which it was received.

7. Company shall have seventy-five (75) days from the Confirmation Date of the Plan of Reorganization to conduct any "due diligence," investigation, inquiry and/or review ("Review") which it deems to be necessary of appropriate concerning any statement of fact, warranty, representation, consent and/or condition ("Represented Fact") made or given to Company by any other party to this Amended Agreement and upon which PowerTel has relied upon in the execution of this Amended Agreement. If on the basis of the Review, PowerTel in its sole and absolute discretion concludes that any Represented Fact is inaccurate, false, misleading or deceptive, PowerTel has the right to revoke this Amended Agreement upon providing all other written notice of such termination and the basis therefor.

8. The Parties to this Amended Agreement stipulate and acknowledge that a variety of supplemental documents may be necessary in order to effectuate the objectives anticipated by this Amended Agreement or to obtain ratification hereof by the United States Bankruptcy Court, and every party to this Amended Agreement does irrevocably commit to act in good faith to implement this Amended Agreement and to execute any additional documents necessary or appropriate to achieve the objective of this Amended Agreement and/or ratification hereof.

9. This Amended Agreement shall be governed by the laws of the State of Nevada, without regard to its conflict of laws provision. Every party to this Amended Agreement consents to the exclusive jurisdiction of the United States Bankruptcy Court for the District of Nevada with regard to the enforcement, interpretation, or any other issue or claim arising as a result of this Amended Agreement.

10. It is the intention to the Parties to this Amended Agreement that the 1996 Agreement shall be amended and restated. Accordingly, to the extent that any party to this Amended Agreement has any contractual rights, causes of action, claims or other legal or equitable rights or remedies (collectively "Rights") which existed prior to the 1996 Agreement and were extinguished, waived, released or modified thereby, such Rights shall be deemed to be fully and completely restored and each party to this Amended Agreement does hereby agree that the Statute of Limitations, if any, which would otherwise operate as a bar to the prosecution of any cause of action or claim of any nature to enforce such Rights is hereby tolled and each party does irrevocably waive and agrees not to assert for a twelve (12) month term from the Settlement Date of this Amended Agreement the Statute of Limitations as a defense to the prosecution of any cause of action or claim of any nature to enforce such Rights which is restored by virtue of this Agreement.

11. Each and every section of this Agreement shall survive execution, delivery and performance of this Amended Agreement.

12. The "1996 Agreement," the form of the Memorandum attached hereto and the Memorandums as executed by each of the Corporations are incorporated by reference and are deemed to constitute material components of this Amended Agreement:

13.     Exhibits 1 and 2 are hereby incorporated herein by reference.

14. Unless otherwise directly set forth in this Amended Agreement, any contract, agreement, memorandum of understanding or other legally binding and enforceable agreement by or among the Parties to this Amended Agreement shall remain in full force and effect and is not amended, modified, superseded or otherwise affected by this Amended Agreement.

        IN WITNESS WHEREOF, this The Parties have executed this Amended Agreement as of the day and year set forth with their signatures.


                                    NEVADA ENERGY PARTNERS I,
                                    a Nevada Limited Partnership

                                    By:     Nevada Electric Power Company
                                    Its:    General Partner

  Date : 6-25-98                    By:       /s/   Jeffrey Antisdel
         -------                          -------------------------------------
                                            Jeffrey Antisdel, Its President

                                    NEVADA ELECTRIC POWER COMPANY


  Date : 6-25-98                    By:       /s/   Jeffrey Antisdel
         -------                          -------------------------------------
                                            Jeffrey Antisdel, Its President

                                    POWERTEL USA, INC.


  Date : 6-25-98                    By:       /s/   Richard A. Cascarilla
         -------                          -------------------------------------
                                            Richard Cascarilla, Its President


                                    "THE CORPORATIONS"


  Date : 6-25-98                    By:       /s/   Jeffrey Antisdel
         -------                          -------------------------------------
                                            Jeffrey Antisdel

                                                                       EXHIBIT 1

                                    AGREEMENT


        THIS AGREEMENT, ("Agreement"), is entered into between Nevada Energy Company, Inc., a Delaware corporation, ("NEC"), and Nevada Energy Partners I, Limited Partnership, a Nevada Limited Partnership, ("NEP"), both having offices at 401 East 4th Street, Reno, Nevada, USA, 89512.

                                    RECITALS:


        A. Nevada Energy Partners I, Limited Partnership, ("NEP"), is a Nevada partnership with one corporate limited partner and a corporate general partner.

        B. Nevada Energy Company, Inc., ("NEC"), is the sole limited partner of NEP, and owns 60% of the partnership interest in NEP.

        C. Nevada Electric Power Company, Inc., ("NEPC"), is the general partner of NEP, and owns the remaining 40% of the partnership interest of NEP.

        D. As of July 25, 1996, the partnership NEP, currently owns 4,437,473 shares of Class B Common Stock of NEC, ("Class B Stock"), which represents all the issued and outstanding shares of Class B Common Stock of NEC.

        E. The owners of the Class B Stock of NEC have voting rights and liquidation rights in the assets of NEC without the right to participate in earnings or cash dividends, except on sale, liquidation or merger. In addition, such owners have the right to pro rata issuance of one share of Class B Common Stock for each share of Class A Common Stock, ("Class A Stock"), issued and outstanding. The consideration for the issuance may be subject to a determination by the board of directors of NEC.

        F. As of July 25, 1996, there are 12,203,247 shares of Class A Common Stock of NEC issued and outstanding.

        G. Based upon the number of NEC's issued Class A Common shares, NEP has the right to acquire an additional 8,865,774 shares of Class B Common Stock.

        H. NEC desires to redeem the Class B Stock in exchange for Class A
Stock.

        I. NEC currently owns 6,000 shares of common stock of Combustion Energy Company, which represents all of the issued and outstanding common shares of Combustion Energy Company, a Nevada Corporation, ("CEC").

        J. NEP is a plaintiff and a counter-defendant in litigation in the Second District Court in Washoe County, State of Nevada, in case CV92-04609, Dept. No. 1, ("Litigation").

        K. For the past four years, NEC and NEPC have shared in the costs and expenses of NEP, including without limitation, the costs and expenses of the Litigation on a 60/40 basis respectively.

        L. NEC does not wish to participate any further in the Litigation or further business with NEP.

        M. NEC wishes to withdraw from NEP.

        N. NEP wishes to acquire the stock CEC.

        NOW, THEREFORE, in consideration of the premises and the mutual promises herein made, and in consideration of the representations, warranties, and covenants herein contained, NEP and NEC, agree as follows:

1. Definitions. For purposes of this Agreement, the terms set forth below shall have the following meanings:

        a.      Agreement shall mean this agreement.

        b.      Class A Stock shall mean the Class A common shares of NEC.

        c. Class B Stock shall mean the Class B common shares of NEC, all of which are owned by NEP.

        d. Herth Printing shall refer to the business known as Herth Printing and Business Supplies, Inc., which was merged into Combustion Energy Company, a Nevada Corporation, a wholly owned subsidiary of NEC, in December 1994.

        e.      Knowledge means actual knowledge after reasonable investigation.

        f. Law shall mean any statute, regulation, rule, judgment, ordinance, order, decree, stipulation, injunction, charge, or other restrictions of any federal, state or local government, governmental agency, or court.

        g. Liability means any liability (whether known or unknown, whether absolute or contingent, whether liquidated or unliquidated, and whether due or to become due), including any liability for taxes.

        h. Litigation shall refer to the lawsuit filed in the Second Judicial District Court of the State of Nevada, County of Washoe, Case No. CV92-04609, Dept. No. 1, between NEP, as plaintiff, and Hot Springs Power Company, a Nevada corporation, Randy S. Goldenhersh and George W. Holbrook, Jr., as defendants and counter-plaintiff, and NEP as counter-defendant.

        i. Material Adverse Effect means an adverse effect of fifty thousand dollars or more upon the business, operations, properties, assets or condition of NEP.

        j. NEC shall refer to Nevada Energy Company, Inc., a Delaware corporation.

        k. NEP shall refer to Nevada Energy Partners I, Limited Partnership, a Nevada Limited Partnership.

        l. NEPC shall refer to Nevada Electric Power Company, a Nevada corporation, and General Partner of NEP.

        m.      Securities Act means the Securities Act of 1933, as amended.

        n.      Securities Exchange Act means the Securities Exchange Act of
                1934.

        o. Security Interest means any mortgage, pledge, security interest, encumbrance, charge or other lien, other than

                i. construction, mechanic's materialmen's, and similar liens,

                ii. liens for taxes not yet due and payable,

                iii. liens arising under worker's compensation, unemployment insurance, social security, retirement, and similar legislation,

                iv. liens arising in connection with sales of foreign receivables,

                v. purchase money liens and liens securing rental payments under capital lease arrangements, and,

                vi. other liens arising in the ordinary course of business and not incurred in connection with the borrowing of money.

2.      Basic Transaction

        a. NEC shall exchange all of NEP's Class B Common Stock for an equal number of NEC Class A Common Stock. The effective date of the exchange shall be September 1, 1996.

        b.      NEC shall withdraw as a limited partner from NEP.

        c. In general, NEPC, as general partner, will release NEC, as limited partner, from NEP, the partnership. NEC will waive all rights to any assets, litigation rights or other attributes of the partnership.

        d. In general, NEPC, as general partner, will agree to indemnify NEC for any present and future litigation expenses, obligations or damages arising out of the Litigation.

        e. NEP will release any claims that NEP may have for additional shares of Class B Stock pursuant to Amended Certificate of incorporation under the Order of the Bankruptcy Court dated November 20, 1990.

        f.      NEC shall transfer to NEP all of the shares of CEC.

        g. This Agreement and other related documents shall be held in escrow, ("Release Escrow"), pending the completion of the post closing events.

3. Exchange of Class B Shares for Class A Shares. NEC desires to retire all of the Class B shares as follows:

        a. NEP as the owners of the Class B Stock of NEC have voting rights and liquidation rights in the assets of NEC without the right to participate in earnings or cash dividends, except on sale, liquidation or merger. In addition, NEP has the right to pro rata issuance of one share of Class B Common Stock for each share of Class A Common Stock issued and outstanding. The consideration for the issuance may be subject to a determination by the board of directors of NEC.

        b. NEP has the right to an additional 8,808,485 shares of Class B Common Stock of NEC.

        c. NEP herewith exchanges 4,437,473 shares of Class B Common Stock of NEC, which represents all the issued and outstanding shares of Class B Common Stock of NEC for 4,437,473 shares of Class A Common Stock of NEC which shall be free trading without restrictions.

        d. NEP herewith forbears forever from any and all claims for an additional 8,808,485 shares of Class B Common Stock of NEC.

4. Withdrawal of NEC from NEP. NEC no longer desires to participate in the partnership NEP and withdraws as follows:

        a. NEC has participated in the Litigation since its inception. The counter-plaintiffs claim damages in excess of one million ($1,000,000.00) dollars and further damages to be proved against NEC.

        b. NEC has contributed from time to time its pro rata share of attorney fees, legal costs and expenses.

        c. There appears to be no possibility of settlement or resolution of the Litigation in the near future.

        d. NEP was a partner with Hot Springs Power Company, a Nevada corporation in Nevada Geothermal Power Partners, a Nevada Limited Partnership. The Litigation arises out of the partnership relationship. The plaintiff and counter-defendant is NEP. The defendant and counter-plaintiff is Hot Springs Power Company.

        e. Nevada Geothermal Power Partners has ceased doing business and has wound up its affairs. The only remaining relationship between the partners is the Litigation.

        f. NEC hereby withdraws as a limited partner in NEP and waives further accounting except as necessary to prepare its federal tax returns. The effective date of the withdrawal shall be September 1, 1996.

5. Release of NEC from the Litigation and further obligations of NEP. NEPC, as general partner of NEP, hereby releases NEC from all further partnership obligations and duties.

        a. Pursuant to the partnership agreement, NEC was obligated to contribute to the attorneys' fees, legal costs and expenses of any litigation arising out of the partnership relationship.

        b. Concurrent with the withdrawal of NEC as a limited partner, NEP releases NEC from any further contributions for attorneys' fees, legal costs or expenses with respect to the Litigation. NEP agrees to indemnify NEC for any damages arising out of the Litigation. NEC shall have the right to have its own co-counsel at its own expense.

        c. NEPC, as general partner of NEP, will hereby guaranty the payment of attorneys' fees, legal costs and expenses by NEC for counsel under NEP's guidance and employ who will defend NEC's interests.

        d. NEC agrees to cooperate in the prosecution and defense of the Litigation and to the extent possible, NEC waives its attorney client privilege in favor of NEP.

6. NEP releases all claims under the Order of the Bankruptcy Court. As the sole recipient of Class B shares under order from the Bankruptcy Court, NEP waives any claims it may have for additional shares of Class B Stock without consideration as follows:

        a. Rights and Restrictions. The rights and restrictions of the Class B Stock are as follows:

                i. Federal Bankruptcy Court's Plan of Reorganization. On November 20, 1990, the Bankruptcy Court of Nevada, by Order, required the amendment of the Certificate of Incorporation. The Order provided at page 25, "Class B Common Stock will have full voting rights but will have no participation in dividends. The terms of the Class B Common shares will also provide that, upon the issuance of any share, or fraction thereof, of Class A Common Stock, the owners of Class B Common Stock will contemporaneously have issued to them, on a pro rata basis, a number of shares of Class B Common Stock which is the same as the number of Class A Common shares then being issued.

                ii. Amendment of the Certificate of Incorporation. NEC (then Munson Geothermal, Inc.) amended its Certificate of Incorporation on November 20, 1990 (filed on December 3, 1990) and submitted a new paragraph defining NEC's capital, paragraph 4-A. The new paragraph governed the description of all capital stock. The new paragraph authorized Class A Common Stock and Class B Common Stock. All Common Stock has a par value of $.001 per share. All common stockholders (either Class A or Class B) received one vote for each whole share of stock. The Certificate authorized that Class A and Class B Common Stock would not participate in the earnings of the corporation through dividends. A Class B Common Stockholder would only receive funds from NEC by statute upon the sale, merger, or liquidation in the form of a liquidating distribution.

                iii. Voting Rights of the Class B Stock. Class B Stock shares do not receive dividends but would participate in distribution of proceeds if the NEC sells, merges or liquidates. Class B Stock shares are entitled to vote. Because the Class B Stock shares are entitled to fifty percent (50%) of the Common Stock, the Class B Stock shares are entitled to 50% of the votes.

                iv. Class B Stock and NEP. The Plan of Reorganization provided that immediately after the reorganization that NEP would own 100% of the Class B Stock. According to the Plan of Reorganization, any holder of Class B Stock through NEP at the time of the reorganization was entitled to an additional share of Class B Stock for each share of Class A Stock issued.

                v. Conflict between the Plan of Reorganization and the Certificate regarding Issuance of Class B Stock. The Certificate provided that upon the issuance of any share of Class A Common Stock, NEC shall issue a pro rata amount of Class B Common Stock to Class B Stock holders. Only present shareholders of Class B Stock shares would be eligible to receive additional Class B Stock shares. Further, paragraph 4-D states, "such shares of Class B Common Stock shall be issued for such consideration as may be determined from time to time by the Board of Directors". (Emphasis added.) The Plan of Reorganization does not provide for payment of "consideration" in exchange for newly issued shares of Class B Stock.

        b. Concurrent with the exchange of shares, NEP forever waives and gives up any rights for additional Class B Stock without payment of consideration as provided in the Order of the Bankruptcy Court dated November 20, 1990.

7. NEP transfers the shares of CEC. NEC herewith transfers to NEP all of NEC's six thousand (6,000) shares of CEC as follows:

        a. NEC merged its wholly owned subsidiary, CEC, with a business known as Herth Printing and Business Supplies in 1994.

        b. The business of CEC is not compatible with the general business plan of NEC.

        c.      The shares of CEC are not registered as described in section
                8.d.

        d. In consideration of the obligations assumed by NEP under this agreement, NEC herewith transfers and assigns all rights, title and interest to the shares and assets of CEC to NEP. The effective date of the transfer shall be September 1, 1996.

8. Representations and Warranties of NEP. NEP represents and warrants to NEC that the statements contained in this Section 8.d. are correct and complete as of the date of this Agreement.

        a. Organization of NEP. NEP is a limited partnership duly organized, validly existing and in good standing under the Laws of the State of Nevada and is in good standing and qualified to do business under the laws of each jurisdiction in which the nature of the business or the ownership or leasing of its properties requires such qualification. NEP has full power and authority to carry on the business in which it is engaged and to own and use the properties owned, leased and used by it.

        b. Authorization of Transaction. NEP has full power under its partnership agreement and authority to execute and deliver this agreement and to perform its obligations hereunder. Without limiting the generality of the foregoing, the General Partner of NEP has fully authorized the execution, delivery and performance of this Agreement by NEP. This Agreement constitutes the valid and legally binding obligations of NEP, enforceable in accordance with its terms and conditions, subject to the effect of

                i. bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting the rights and remedies of creditors generally, and

                ii. general principles of equity.

        c. Noncontravention. Neither the execution and the delivery of this Agreement, nor the consummation of the transactions contemplated hereby will (i) violate or (ii) conflict with, result in a breach of, constitute a default under, result in the require any notice of any contract, lease, sublease, license, sublicense, franchise, permit, indenture, agreement or mortgage for borrowed money, instrument or indebtedness, Security Interest, or other arrangement to which NEP is a party of by which it is bound or to which any of its assets is subject, or result in the imposition of any Security Interest upon any of its assets. NEP need not give any notice to, make any filing with, or obtain any authorization, consent or approval of any government or governmental agency to consummate the transactions contemplated by this Agreement.

        d. Acknowledgment of Unregistered Stock. In connection with this Agreement, NEP represents and warrants, which representations and warranties shall survive the transfer of CEC's shares to NEP pursuant to this Agreement, as follows:

                i. NEP is aware that no market may exist for the resale of the CEC stock received under this Agreement.

                ii. NEP is obtaining the shares for investment and not for the further distribution of CEC stock.

                iii. NEP is aware of any and all restrictions imposed on the further distribution of the CEC stock, including, but not limited to, any restrictive legends appearing on the certificate(s).

        e.      Disclosure. The representations and warranties contained in this
                Section 8.e. do not contain any untrue statements of a material fact or omit to state any material fact necessary in order to make the statements and information contained in this Section 8.d. not misleading.

9. Representations and Warranties of NEC. NEC represents and warrants to NEP that the statements contained in this Section 9 are correct and complete as of the date of this Agreement.

        a. Organization of NEC. NEC is a Company Incorporated in Delaware duly organized, validly existing and in good standing under the Laws of Delaware, and is in good standing and qualified to do business under the laws of each jurisdiction in which the nature of its business or the ownership or leasing of its properties requires such qualification. NEC has full power and authority to carry on the business in which it is engaged and to own and use the properties owned, leased and used by it.

        b. Authorization of Transaction. NEC has full power under its organization agreement and authority to execute and deliver this Agreement and to perform its obligations hereunder. Without limiting the generality of the foregoing, the Directors of NEC have fully authorized the execution, delivery and performances of this Agreement by NEC. This Agreement constitutes the valid and legally binding obligation of NEC, enforceable in accordance with its terms and conditions, subject to the effect of;

                i. bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting the rights and remedies of creditors generally, and

                ii. general principles of equity.

        c. Noncontravention. Neither the execution and the delivery of this Agreement, nor the consummation of the transactions contemplated hereby will (i) violate or (ii) conflict with, result in a breach of, constitute a default under, result in the require any notice of any contract, lease, sublease, license, sublicense, franchise, permit, indenture, agreement or mortgage for borrowed money, instrument or indebtedness, Security Interest, or other arrangement to which NEC is a party of by which it is bound or to which any of its assets is subject, or result in the imposition of any Security Interest upon any of its assets. NEC need not give any notice to, make any filing with, or obtain any authorization, consent or approval of any government or governmental agency to consummate the transactions contemplated by this Agreement.

        d. Disclosure of Unregistered Securities. NEC hereby discloses the following information to NEP in connection with the offer and sale of CEC stock by NEP,

                i. The CEC stock have not been registered under the Securities Act of 1933, as amended (the "Securities Act"), and were acquired by NEC pursuant to a registration exemption contained in Section 4(2) of the Securities Act and/or Securities and Exchange Commission Rule 506, promulgated thereunder.

                ii. The CEC stock have the status of securities acquired under
                Section 4(2) of the Securities Act and cannot be resold without registration under the Securities Act or the availability of an exemption from registration.

                iii. A legend has been, or will be, placed on each certificate or other document evidencing the CEC stock in substantially the following form:

                THESE SECURITIES HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), AND MAY NOT BE RESOLD UNLESS REGISTERED UNDER THE ACT OR UNLESS AN EXEMPTION FROM REGISTRATION UNDER THE ACT IS AVAILABLE.

                iv. Prior to this transaction, stop transfer instructions to the appropriate officers of NEC had been placed in NECs records with respect to the CEC stock so as to restrict the resale, pledge, hypothecation, or other transfer thereof.

                v. The CEC stock have not been registered under the Nevada Securities Act, set forth in the Nevada Revised Statutes, as amended (the "Nevada Act"), and were acquired by NEC pursuant to a exemption.

                vi. NEC reasonably believes that NEP is obtaining the shares for investment and has no information to the contrary.

        e.      Disclosure. The representations and warranties contained in this
                Section 9.e do not contain any untrue statements of a material fact or omit to state any material fact necessary in order to make the statements and information contained in this Section 9 not misleading.

10. Conditions to Release of the Escrow. This Agreement and all of the documents related to this Agreement shall be held in escrow referred to as the Release Escrow which shall be released upon the satisfaction of following conditions.

        a. NEP and NEC shall have executed and delivered an escrow agreement to and for the Release Escrow agent.

        b. All actions to be taken by NEC in connection with consummation of the transactions contemplated hereby and all certifications, opinions, instruments, and other documents required to effect the transactions contemplated hereby will be reasonably satisfactory in form and substance to the General Partner of NEP who shall not unreasonably withhold approval of the transactions contemplated by this Agreement.

        c. NEC shall have received from counsel to NEP an opinion addressed to NEC stating the legal organization of NEP and that NEP has the authority to enter into this Agreement.

        d. All actions to be taken by NEP in connection with consummation of the transactions contemplated hereby and all certifications, opinions, instruments, and other documents required to effect the transactions contemplated hereby will be reasonably satisfactory in form and substance to the Directors of NEC who shall not unreasonably withhold approval of the transactions contemplated by this Agreement.

        e. NEP shall have received from counsel to NEC an opinion addressed to NEP stating the legal organization of NEC and that NEC has the authority to enter in this Agreement.

        f. NEC shall have executed and delivered any additional agreement or agreements necessary to withdrawing or liquidating its interests in NEP in favor of NEP.

        g. NEPC shall have executed and delivered a guaranty of all payment of liability, including attorneys' fees, costs and expenses, in favor of NEC regarding the Litigation.

        h. NEP shall have executed and transferred all of the Class B Stock to NEC.

        i. NEC shall have issued free trading Class A Stock with restrictions of any kind to NEP or its assigns.

        j. NEC shall have executed and transferred all the common shares of CEC to NEP.

        k. In general, the obligation of NEP to consummate the transactions to be performed by it after this agreement is executed is subject to satisfaction that the representations and warranties set forth in Section 9 above shall be true and correct in all material respects at and as of the date of execution of this Agreement and:

                i. NEC shall have preformed and complied with all of its covenants hereunder in all material respects at and as of the date of execution of this Agreement;

                ii. The Board of Directors of NEC shall have approved the transactions contemplated by this Agreement;

                iii. All actions to be taken by NEC in connection with consummation of the transactions contemplated hereby and all instruments and other documents required to effect the transactions contemplated hereby will be reasonably satisfactory in form and substance to NEP.

11.     Miscellaneous.

        a. Notices. All notices or other communications required or permitted hereunder, including notice of intent to arbitrate, shall be in writing and shall be deemed to have been duly given if delivered in person or sent by overnight delivery, confirmed telecopy or prepaid first class registered or certified mail, return receipt requested, to the following addresses:

      If to NEP, to:                          with courtesy copies to:

      Nevada Energy Partners I, L.L.P.        David L. Wallace, Esq.
      401 East Fourth Street                  2055 Wood Street, Suite 220
      Reno, Nevada 89512                      Sarasota, Florida, USA 34237-7929
      Telephone: (702) 786-7979               Telephone: (941) 364-9598
      Facsimile: (702) 786-7989               Facsimile: (941) 364-9599


      If to NEC, to:                          with courtesy copies to:

                                              Roderick H. McCloy, Esq.
                                              Roderick H. McCloy Law Corporation
                                              Jones McCloy Peterson
                                              1700 Three Bentail Centre
                                              P.O. Box 49117
                                              595 Burrard Street
                                              Vancouver, B.C. V7X 1G4
                                              Telephone: (604) 882-1851
                                              Facsimile: (604) 682-7329

        Any such notices shall be effective when delivered in person or sent by telecopy, one business day after being sent by overnight deliver or three business days after being be registered or certified mail. Any of the foregoing addressed may be changed by giving notice of such change in the foregoing manner, except that notices for changes of address shall be effective only upon receipt.

        b. Further Assurances. At any time, and from time to time, each party will execute additional instruments and take such action as may be reasonably requested by the other party to confirm or perfect title to any property transferred hereunder or otherwise to carry out the intent and purposes of this Agreement.

        c. Costs and Expenses. Each party hereto agrees to pay its own costs and expenses, including legal, accounting, consultant, and advisor fees, incurred in negotiation this Agreement and consummating the transactions described herein.

        d.      Time. Time is of the essence.

        e. Entire Agreement. This Agreement constitutes the entire agreement between the parties hereto with respect to the subject matter hereof.

        f. Amendment. This Agreement may not be amended, supplemented or modified in whole or in part except by an instrument in writing signed by the party against whom enforcement of any such amendment, supplement or modification is sought.

        g. Assignment. NEC may not assign this Agreement to any affiliated entity or nominee or to any party hereto without the prior written consent of the NEP

        h. Choice of Law. This Agreement will be interpreted, construed and enforced in accordance with the laws of the State of Nevada, without regard to conflicts of law.

        i. Dispute Arbitration. NEC and NEP intend to provide a speedy and informal method for resolving all disputes and other matters in question arising out of, or relating to, this Agreement, which involves interstate commerce and is subject to the Federal Arbitration Code. All disputes and other matters in question, of any kind, between NEC and NEP arising out of, or relating to this Agreement, shall be decided by binding arbitration in accordance with the Commercial Arbitration Rules of the American Arbitration Association then in effect. The decision of the arbitrator shall be binding. The arbitrator is specifically granted authority and directed to award reasonable attorneys' fees, expenses and costs to the successful party. A court of competent jurisdiction may be used to enforce, but not to appeal or challenge, the arbitrators' decision including the award of attorneys' fees, expenses and costs. If it becomes necessary to enforce the arbitrators' decision at either the trial or appellate level, a reasonable attorney fee for the enforcement of the arbitrators' decision shall become an additional item of damages. Any suit between NEC and NEP must be brought in Washoe County, Nevada. NEC consents to personal jurisdiction in Nevada.

        j. Construction. NEC and NEP and their respective legal counsel participated in the preparation of this Agreement, therefore, this Agreement shall be construed neither against nor in favor of any of the parties hereto, but rather in accordance with the fair meaning thereof.

        k. Effect of Waiver. The failure of any party at any time or times to require performance of any provision of this Agreement will in no manner affect the right to enforce the same. The waiver by any party or any breach of any provision of this Agreement will not be construed to be a waiver, by any such party of any succeeding breach of that provision or a waiver by such party or any breach of any other provision.

        l. Severability. The invalidity, illegality or unenforceability of any provision of this Agreement, which will remain in full force and effect, nor will the invalidity, illegality or unenforceability of a portion of any provision of this Agreement affect the balance of such provision. In the event that any one or more of the provisions contained in this Agreement or any portion thereof shall for any reasons be held to be invalid, illegal or unenforceable in any respect, this Agreement shall be reformed, construed and enforced as if such invalid, illegal or unenforceable provision had never been contained herein.

        m. Binding Nature. This Agreement, including the requirement to arbitrate, will be binding upon and will enure to the benefit of any successors of the parties hereto.

        n. Counterparts. This Agreement is intended to be executed in more than one counterpart, including facsimile counterparts. Each counterpart shall be deemed an original on all of which shall constitute one and the same instrument.


        IN WITNESS WHEREOF, NEP and NEC have executed this Agreement.



                                        Nevada Energy Company, Inc., a
                                        Delaware corporation



          August 16, 1996               By: /s/ Charles A. Cain
-----------------------------------         -----------------------------------
               Date                             Charles A. Cain

                                        Its:    Director
                                             --------------



          August 16, 1996               By: /s/ Peter J. Cannell
-----------------------------------         -----------------------------------
               Date                             Peter J. Cannell

                                        Its:    Director
                                             --------------



                                        Nevada Energy Partners, I, a Nevada
                                        Limited Partnership, by Nevada Electric
                                        Power Company, General Partner


          August 16, 1996               By: /s/ David L. Wallace
-----------------------------------         -----------------------------------
               Date                             David L. Wallace

                                        Its:    Attorney in Fact
                                                -------------------------------
                                                Power of Attorney attached.

                                                                       EXHIBIT 2

                               M E M O R A N D U M

TO:     PowerTel USA, Inc., A Delaware, USA, corporation (Referred to as
        "PowerTel")

FROM: XXXXXXXXX, XXX., a Company Limited by Shares under the International Business Companies Act of 1989, Commonwealth of the Bahamas (Referred to as "XXXXXXX"), with mailing address at XXXXXXXXXXXXX.

RE: Receipt of Class A Common Stock Pursuant to the Plan of Reorganization of PowerTel

        PowerTel USA, Inc. ("PowerTel") and XXXXXXX have entered into a First Amended and Restated Settlement and Release Agreement effective as of December 1, 1997 (the "Agreement"), which Agreement was subsequently incorporated into and made a part of a Plan of Reorganization (the "Plan") filed by PowerTel with the United States Bankruptcy Court for the District of Nevada in a Chapter 11 proceeding identified as Case No 97-30265-BMG.

        Pursuant to the Plan, XXXXXXX is to receive Class A Common Shares (the "Shares") to be issued by PowerTel pursuant to Section 1145 of the United States Bankruptcy Code. In consideration of the issuance of the Shares, XXXXXXX represents and warrants to PowerTel and to the Court that XXXXXXX is not an "underwriter" as that term is defined in Section 1145(b) of the Bankruptcy Code. XXXXXXX also acknowledges that the Shares which it will receive have not been registered with the United States Securities and Exchange Commission pursuant to
Section 5 of the Securities Act of 1933 in reliance upon the exemption from registration provided in Section 1145(a) of the Bankruptcy Code. XXXXXXX also confirms that it has been advised that PowerTel has consented to the issuance of the Shares based upon PowerTel's understanding that XXXXXXX is experienced in financial matters, has access to advisors who are experienced in evaluating investments and is ready, willing and able to assume the risk of acquiring a speculative, high risk investment, such as the Shares.

        XXXXXXX also confirms that it has received and reviewed the FIRST AMENDED DISCLOSURE STATEMENT PURSUANT TO 11 U.S.C. Section 1125 filed by PowerTel and has been afforded an opportunity to make inquiry into the affairs of PowerTel, including an opportunity to confer with the Directors and Officers of PowerTel. XXXXXXX has been advised that, for the preceding three calendar years, PowerTel has made various filings with the Securities and Exchange Commission (including but not limited to annual reports on Form 10-KSB, quarterly reports on Form 10-QSB and at least one registration statement on Form S-8). XXXXXXX acknowledges that a copy of these filings is available upon request or may be procured from the United States Securities and Exchange Commission, Washington, D.C.

        XXXXXXX acknowledges that PowerTel has not made any representation or warranty that (i) its Plan will be implemented successfully, (ii) there will be a market for the Shares or (if there is a market) that the per Share price will be maintained within any specific bid/ask range, or (iii) PowerTel will be financially solvent or that its pro forma financial projections will materialize as anticipated.

        XXXXXXX is aware that there are various Federal and State statutes, rules and regulations in the United States governing the offer and sale of securities. XXXXXXX is also aware that the Securities Exchange Act of 1934 imposes duties and responsibilities upon certain shareholders, officers and directors. XXXXXXX represents that it shall comply with all applicable statutes, rules and regulations.

        Except as set forth in the Agreement and the Plan, XXXXXXX acknowledges that there is no agreement, contract or understanding (either oral or written) by and between XXXXXXX and PowerTel. XXXXXXXXX further acknowledges the authority and ratifies the signature of Jeffrey Antisdel on the First Amended and Restated Settlement and Release Agreement on behalf of XXXXXXXXXXXXXXX.

        XXXXXXX acknowledges that both PowerTel and the United States Bankruptcy Court will rely upon this Memorandum in issuing the Shares.


        In Witness Whereof, XXXXXXXXX, XXX., has given its Common Seal this date.

GIVEN UNDER THE COMMON SEAL        XXXXXXXXX, XXX., a Company Limited by Shares
of XXXXXXXXX, XXX.                 under the International Business Companies
                                   Act of 1989, Commonwealth of the Bahamas

Date: _________________________


                                   Per:________________________________
                                         Managing Director

                                   MEMORANDUM

TO:      PowerTel USA, Inc., A Delaware, USA, corporation

         (Referred to as "PowerTel")

FROM: Maitland Investments, Ltd., a Company Limited by Shares under the International Business Companies Act of 1989, Commonwealth of the Bahamas (Referred to as "Maitland")

RE: Receipt of Class A Common Stock Pursuant to the Plan of Reorganization of PowerTel

         PowerTel USA, Inc. ("PowerTel") and Maitland have entered into a Settlement and Release Agreement dated as of December 1, 1997 (the "Agreement"), which Agreement was subsequently incorporated into and made a part of a Plan of Reorganization (the "Plan") filed by PowerTel with the United States Bankruptcy Court for the District of Nevada in a Chapter 11 proceeding identified as Case No 97-30265-BMG, which Plan was subsequently confirmed by the Court.

         Pursuant to the Plan, Maitland is to receive Class A Common Shares (the "Shares") to be issued by PowerTel pursuant to Section 1145 of the United States Bankruptcy Code. In consideration of the issuance of the Shares, Maitland, acting through its duly authorized representative, represents and warrants to PowerTel and to the Court that Maitland is not an "underwriter" as that term is defined in Section 1145(b) of the Bankruptcy Code. Maitland also acknowledges that the Shares which it will receive have not been registered with the United States Securities and Exchange Commission pursuant to Section 5 of the Securities Act of 1933 in reliance upon the exemption from registration provided in Section 1145(a) of the Bankruptcy Code. Maitland also confirms that it has been advised that PowerTel has consented to the issuance of the Shares based upon PowerTel's understanding that Maitland is experienced in financial matters, has access to advisors who are experienced in evaluating investments and is ready, willing and able to assume the risk of acquiring a speculative, high risk investment, such as the Shares.

         Maitland also confirms that it has received and reviewed the Disclosure Statement filed by PowerTel, approved by the Court and distributed to its Creditors and has been afforded an opportunity to make inquiry into the affairs of PowerTel, including an opportunity to confer with the Directors and Officers of PowerTel. Maitland has been advised that, for the preceding three calendar years, PowerTel has made various filings, with the Securities and Exchange Commission (including but not limited to annual reports on Form 10-KSB, quarterly reports on Form 10-QSB and at least one registration statement on Form S-8). While PowerTel has not provided a copy of these filings to Maitland, a copy will be made available upon request or may be procured from the United States Securities and Exchange Commission, Washington, D.C.

         Maitland acknowledges that PowerTel has not made any representation or warranty that (i) its Plan will be Implemented successfully, (ii) there will be a market for the Shares or (if there is a market) that the per Share price will be maintained within any specific bid/ask range, or (iii) PowerTel will be financially solvent or that its pro forma financial projections will materialize as anticipated.

         Maitland is aware that there are various Federal and State statutes, rules and regulations in the United States governing the offer and sale of securities. Maitland is also aware that the Securities Exchange Act of 1934 imposes duties and responsibilities upon certain shareholders, officers and directors. Maitland represents that it shall comply with all applicable statutes, rules and regulations.

         Except as set forth in the Agreement and the Plan, Maitland acknowledges that there is no agreement, contract or understanding (either oral or written) by and between Maitland and PowerTel.

         Maitland acknowledges that both PowerTel and the United States Bankruptcy Court will rely upon this Memorandum in issuing the Shares.

         In the event that any additional document(s) are required in order to issue the Shares, Maitland hereby designates Mr. David Wallace, Esq. of Sarasota, Florida as its Agent and hereby grants to Mr. Wallace its Power of Attorney coupled with an interest in order to execute documents by or on behalf of Maitland and agrees that, in such event, all documents executed by Mr. Wallace may be relied upon by the recipient as if fully executed by Maitland.

         In Witness Whereof, Maitland Investments, Ltd., has given its Common Seal this date.

GIVEN UNDER THE COMMON SEAL          Maitland Investments, Ltd., a Company
of Maitland Investments, Ltd.        Limited by Shares under the International
                                     Business Companies Act of 1989,
Date:  March 16, 1998                Commonwealth of the Bahamas

                                     By:      Rupert N. Folkard




                                     Per:  /s/ Rupert N. Folkard
                                           -------------------------------------
                                            Managing Director

                                   MEMORANDUM

TO:      PowerTel USA, Inc., A Delaware, USA, corporation (Referred to as
         "PowerTel")

FROM: Shepherd Market, Ltd., a Company Limited by Shares under the International Business Companies Act of 1989, Commonwealth of the Bahamas (Referred to as "Shepherd Market")

RE: Receipt of Class A Common Stock Pursuant to the Plan of Reorganization of PowerTel

         PowerTel USA, Inc. ("PowerTel") and Shepherd Market have entered into a Settlement and Release Agreement dated as of December 1, 1997 (the "Agreement"), which Agreement was subsequently incorporated into and made a part of a Plan of Reorganization (the "Plan") filed by PowerTel with the United States Bankruptcy Court for the District of Nevada in a Chapter 11 proceeding identified as Case No 97-30265-BMG, which Plan was subsequently confirmed by the Court.

         Pursuant to the Plan, Shepherd Market is to receive Class A Common Shares (the "Shares") to be issued by PowerTel pursuant to Section 1145 of the United States Bankruptcy Code. In consideration of the issuance of the Shares, Shepherd Market, acting through its duly authorized representative, represents and warrants to PowerTel and to the Court that Shepherd Market is not an "underwriter" as that term is defined in Section 1145(b) of the Bankruptcy Code. Shepherd Market also acknowledges that the Shares which it will receive have not been registered with the United States Securities and Exchange Commission pursuant to Section 5 of the Securities Act of 1933 in reliance upon the exemption from registration provided in Section 1145(a) of the Bankruptcy Code. Shepherd Market also confirms that it has been advised that PowerTel has consented to the issuance of the Shares based upon PowerTel's understanding that Shepherd Market is experienced in financial matters, has access to advisors who are experienced in evaluating investments and is ready, willing and able to assume the risk of acquiring a speculative, high risk investment, such as the Shares.

         Shepherd Market also confirms that it has received and reviewed the Disclosure Statement filed by PowerTel, approved by the Court and distributed to its Creditors and has been afforded an opportunity to make inquiry into the affairs of PowerTel, including an opportunity to confer with the Directors and Officers of PowerTel. Shepherd Market has been advised that, for the preceding three calendar years, PowerTel has made various filings with the Securities and Exchange Commission (including but not limited to annual reports on Form 10-KSB, quarterly reports on Form 10-QSB and at least one registration statement on Form S-8). While PowerTel has not provided a copy of these filings to Shepherd Market, a copy will be made available upon request or may be procured from the United States Securities and Exchange Commission, Washington, D.C.

         Shepherd Market acknowledges that PowerTel has not made any representation or warranty that (i) its Plan will be implemented successfully,
(ii) there will be a market for the Shares or (if there is a market) that the per Share price will be maintained within any specific bid/ask range, or (iii) PowerTel will be financially solvent or that its pro forma financial projections will materialize as anticipated.

         Shepherd Market is aware that there are various Federal and State statutes, rules and regulations in the United States governing the offer and sale of securities. Shepherd Market is also aware that the Securities Exchange Act of 1934 imposes duties and responsibilities upon certain shareholders, officers and directors. Shepherd Market represents that it shall comply with all applicable statutes, rules and regulations.

         Except as set forth in the Agreement and the Plan, Shepherd Market acknowledges that there is no agreement, contract or understanding (either oral or written) by and between Shepherd Market and PowerTel.

         Shepherd Market acknowledges that both PowerTel and the United States Bankruptcy Court will rely upon this Memorandum in issuing the Shares.

         In the event that any additional document(s) are required in order to issue the Shares, Shepherd Market hereby designates Mr. David Wallace, Esq. of Sarasota, Florida as its Agent and hereby grants to Mr. Wallace its Power of Attorney coupled with an interest in order to execute documents by or on behalf of Shepherd Market and agrees that, in such event, all documents executed by Mr. Wallace may be relied upon by the recipient as if fully executed by Shepherd Market.

         In Witness Whereof, Shepherd Market, Ltd., has given its Common Seal this date.

GIVEN UNDER THE COMMON SEAL           Shepherd Market, Ltd., a Company Limited
of Shepherd Market, Ltd.              by Shares under the International Business
                                      Companies Act of 1989, Commonwealth of
Date: March 16, 1998                  the Bahamas

                                      By:    Rupert N. Folkard

                                      Per:  /s/ Rupert N. Folkard
                                            ----------------------------------
                                             Managing Director

                                   MEMORANDUM

TO:      PowerTel USA, Inc., A Delaware, USA, corporation
         (Referred to as "PowerTel")

FROM: Berkeley Square Investments, Ltd., a Company Limited by Shares under the International Business Companies Act of 1989, Commonwealth of the Bahamas
         (Referred to as "Berkeley Square")

RE: Receipt of Class A Common Stock Pursuant to the Plan of Reorganization of PowerTel

         PowerTel USA, Inc. ("PowerTel") and Berkeley Square have entered into a Settlement and Release Agreement dated as of December 1, 1997 (the "Agreement"), which Agreement was subsequently incorporated into and made a part of a Plan, of Reorganization (the "Plan") filed by PowerTel with the United States Bankruptcy Court for the District of Nevada in a Chapter 11 proceeding identified as Case No 97-30265-BMG, which Plan was subsequently confirmed by the Court.

         Pursuant to the Plan, Berkeley Square is to receive Class A Common Shares (the "Shares") to be issued by PowerTel pursuant to Section 1145 of the United States Bankruptcy Code. In consideration of the issuance of the Shares, Berkeley Square, acting through its duly authorized representative, represents and warrants to PowerTel and to the Court that Berkeley Square is not an "underwriter" as that term is defined in Section 1145(b) of the Bankruptcy Code. Berkeley Square also acknowledges that the Shares which it will receive have not been registered with the United States Securities and Exchange Commission pursuant to Section 5 of the Securities Act of 1933 in reliance upon the exemption from registration provided in Section 1145(a) of the Bankruptcy Code. Berkeley Square also confirms that it has been advised that PowerTel has consented to the issuance of the Shares based upon PowerTel's understanding that Berkeley Square is experienced in financial matters, has access to advisors who are experienced in evaluating investments and is ready, willing and able to assume the risk of acquiring a speculative, high risk investment, such as the Shares.

         Berkeley Square also confirms that it has received and reviewed the Disclosure Statement filed by PowerTel, approved by the Court and distributed to its Creditors and has been afforded an opportunity to make inquiry into the affairs of PowerTel, including an opportunity to confer with the Directors and Officers of PowerTel. Berkeley Square has been advised that, for the preceding three calendar years, PowerTel has made various filings with the Securities and Exchange Commission (including but not limited to annual reports on Form 10-KSB, quarterly reports on Form 10-QSB and at least one registration statement on Form S-8). While PowerTel has not provided a copy of these filings to Berkeley Square, a copy will be made available upon request or may be procured from the United States Securities and Exchange Commission, Washington, D.C.

         Berkeley Square acknowledges that PowerTel has not made any representation or warranty that (i) its Plan will be implemented successfully,
(ii) there will be a market for the Shares or (if there is a market) that the per Share price will be maintained within any specific bid/ask range, or (iii) PowerTel will be financially solvent or that its pro forma financial projections will materialize as anticipated.

         Berkeley Square is aware that there are various Federal and State statutes, rules and regulations in the United States governing the offer and sale of securities. Berkeley Square is also aware that the Securities Exchange Act of 1934 imposes duties and responsibilities upon certain shareholders, officers and directors. Berkeley Square represents that it shall comply with all applicable statutes, rules and regulations.

         Except as set forth in the Agreement and the Plan, Berkeley Square acknowledges that there is no agreement, contract or understanding (either oral or written) by and between Berkeley Square and PowerTel.

         Berkeley Square acknowledges that both PowerTel and the United States Bankruptcy Court will rely upon this Memorandum in issuing the Shares.

         In the event that any additional documents) are required in order to issue the Shares, Berkeley Square hereby designates Mr. David Wallace, Esq. of Sarasota, Florida as its Agent and hereby grants to Mr. Wallace its Power of Attorney coupled with an interest in order to execute documents by or on behalf of Berkeley Square and agrees that, in such event, all documents executed by Mr. Wallace may be relied upon by the recipient as if fully executed by Berkeley Square.

         In Witness Whereof, Berkeley Square Investments, Ltd., has given its Common Seal this date.

GIVEN UNDER THE COMMON SEAL               Berkeley Square Investments, Ltd., a
of Berkeley Square Investments, Ltd.      Company Limited by Shares under the
                                          International Business Companies Act
                                          of 1989, Commonwealth of the Bahamas

Date:  March 16, 1998                     By:      Rupert N. Folkard




                                          Per:  /s/  Rupert N. Folkard
                                              ----------------------------------
                                                 Managing Director

                                   MEMORANDUM

TO:      PowerTel USA, Inc., A Delaware, USA, corporation
         (Referred to as "PowerTel")

FROM: Clermont & Annabel, Ltd., a Company Limited by Shares under the International Business Companies Act of 1989, Commonwealth of the Bahamas
         (Referred to as "Clermont Annabel")

RE: Receipt of Class A Common Stock Pursuant to the Plan of Reorganization of PowerTel

         PowerTel USA, Inc. ("PowerTel") and Clermont Annabel have entered into a Settlement and Release Agreement dated as of December 1, 1997 (the "Agreement"), which Agreement was subsequently incorporated into and made a part of a Plan of Reorganization (the "Plan") filed by PowerTel with the United States Bankruptcy Court for the District of Nevada in a Chapter 11 proceeding identified as Case No 97-30265-BMG, which Plan was subsequently confirmed by the Court.

         Pursuant to the Plan, Clermont Annabel is to receive Class A Common Shares (the "Shares") to be issued by PowerTel pursuant to Section 1145 of the United States Bankruptcy Code. In consideration of the issuance of the Shares, Clermont Annabel, acting through its duly authorized representative, represents and warrants to PowerTel and to the Court that Clermont Annabel is not an "underwriter" as that term is defined in Section 1145(b) of the Bankruptcy Code. Clermont Annabel also acknowledges that the Shares which it will receive have not been registered with the United States Securities and Exchange Commission pursuant to Section 5 of the Securities Act of 1933 in reliance upon the exemption from registration provided in Section 1145(a) of the Bankruptcy Code. Clermont Annabel also confirms that it has been advised that PowerTel has consented to the issuance of the Shares based upon PowerTel's understanding that Clermont Annabel is experienced in financial matters, has access to advisors who are experienced in evaluating investments and is ready, willing and able to assume the risk of acquiring a speculative, high risk investment, such as the Shares.

         Clermont Annabel also confirms that it has received and reviewed the Disclosure Statement filed by PowerTel, approved by the Court and distributed to its Creditors and has been afforded an opportunity to make inquiry into the affairs of PowerTel, including an opportunity to confer with the Directors and Officers of PowerTel. Clermont Annabel has been advised that, for the preceding three calendar years, PowerTel has made various filings with the Securities and Exchange Commission (including but not limited to annual reports on Form 10-KSB, quarterly reports on Form 10-QSB and at least one registration statement on Form S-8). While PowerTel has not provided a copy of these filings to Clermont Annabel, a copy will be made available upon request or may be procured from the United States Securities and Exchange Commission, Washington, D.C.

         Clermont Annabel acknowledges that PowerTel has not made any representation or warranty that (i) its Plan will be implemented successfully,
(ii) there will be a market for the Shares or (if there is a market) that the per Share price will be maintained within any specific bid/ask range, or (iii) PowerTel will be financially solvent or that its pro forma financial projections will materialize as anticipated.

         Clermont Annabel is aware that there are various Federal and State statutes, rules and regulations in the United States governing the offer and sale of securities. Clermont Annabel is also aware that the Securities Exchange Act of 1934 imposes duties and responsibilities upon certain shareholders, officers and directors. Clermont Annabel represents that it shall comply with all applicable statutes, rules and regulations.

         Except as set forth in the Agreement and the Plan, Clermont Annabel acknowledges that there is no agreement, contract or understanding (either oral or written) by and between Clermont Annabel and PowerTel.

         Clermont Annabel acknowledges that both PowerTel and the United States Bankruptcy Court will rely upon this Memorandum in issuing the Shares.

         In the event that any additional document(s) are required in order to issue the Shares, Clermont Annabel hereby designates Mr. David Wallace, Esq. of Sarasota, Florida as its Agent and hereby grants to Mr. Wallace its Power of Attorney coupled with an interest in order to execute documents by or on behalf of Clermont Annabel and agrees that, in such event, all documents executed by Mr. Wallace may be relied upon by the recipient as if fully executed by Clermont Annabel.

         In Witness Whereof, Clermont & Annabel, Ltd., has given its Common Seal this date.

GIVEN UNDER THE COMMON SEAL            Clermont & Annabel, Ltd., a Company
of Clermont & Annabel, Ltd.            Limited by Shares under the International
                                       Business Companies Act of 1989,
Date: March 16, 1998                   Commonwealth of the Bahamas

                                       By: Rupert N. Folkard

                                       Per:  /s/ Rupert N. Folkard
                                           -------------------------------------
                                              Managing Director

                                   MEMORANDUM

TO:      PowerTel USA, Inc., A Delaware, USA, corporation (Referred to as
         "PowerTel")

FROM: Burke Douglas Holdings, Ltd., a Company Limited by Shares under the International Business Companies Act of 1989, Commonwealth of the Bahamas (Referred to as "Burke Douglas")

RE: Receipt of Class A Common Stock Pursuant to the Plan of Reorganization of PowerTel

         PowerTel USA, Inc. ("PowerTel") and Burke Douglas have entered into a Settlement and Release Agreement dated as of December 1, 1997 (the "Agreement"), which Agreement was subsequently incorporated into and made a part of a Plan of Reorganization (the "Plan") filed by PowerTel with the United States Bankruptcy Court for the District of Nevada in a Chapter 11 proceeding identified as Case No 97-30265-BMG, which Plan was subsequently confirmed by the Court.

         Pursuant to the Plan, Burke Douglas is to receive Class A Common Shares (the "Shares") to be issued by PowerTel pursuant to Section 1145 of the United States Bankruptcy Code. In consideration of the issuance of the Shares, Burke Douglas, acting through its duly authorized representative, represents and warrants to PowerTel and to the Court that Burke Douglas is not an "underwriter" as that term is defined in Section 1145(b) of the Bankruptcy Code. Burke Douglas also acknowledges that the Shares which it will receive have not been registered with the United States Securities and Exchange Commission pursuant to Section 5 of the Securities Act of 1933 in reliance upon the exemption from registration provided in Section 1145(a) of the Bankruptcy Code. Burke Douglas also confirms that it has been advised that PowerTel has consented to the issuance of the Shares based upon PowerTel's understanding that Burke Douglas is experienced in financial matters, has access to advisors who are experienced in evaluating investments and is ready, willing and able to assume the risk of acquiring a speculative, high risk investment, such as the Shares.

         Burke Douglas also confirms that it has received and reviewed the Disclosure Statement filed by PowerTel, approved by the Court and distributed to its Creditors and has been afforded an opportunity to make inquiry into the affairs of PowerTel, including an opportunity to confer with the Directors and Officers of PowerTel. Burke Douglas has been advised that, for the preceding three calendar years, PowerTel has made various filings with the Securities and Exchange Commission (including but not limited to annual reports on Form 10-KSB, quarterly reports on Form 10-QSB and at least one registration statement on Form S-8). While PowerTel has not provided a copy of these filings to Burke Douglas, a copy will be made available upon request or may be procured from the United States Securities and Exchange Commission, Washington, D.C.

         Burke Douglas acknowledges that PowerTel has not made any representation or warranty that (i) its Plan will be implemented successfully,
(ii) there will be a market for the Shares or (if there is a market) that the per Share price will be maintained within any specific bid/ask range, or (iii) PowerTel will be financially solvent or that its pro forma financial projections will materialize as anticipated.

         Burke Douglas is aware that there are various Federal and State statutes, rules and regulations in the United States governing the offer and sale of securities. Burke Douglas is also aware that the Securities Exchange Act of 1934 imposes duties and responsibilities upon certain shareholders, officers and directors. Burke Douglas represents that it shall comply with all applicable statutes, rules and regulations.

         Except as set forth in the Agreement and the Plan, Burke Douglas acknowledges that there is no agreement, contract or understanding (either oral or written) by and between Burke Douglas and PowerTel.

         Burke Douglas acknowledges that both PowerTel -and the United States Bankruptcy Court will rely upon this Memorandum in issuing the Shares.

         In the event that any additional document(s) are required in order to issue the Shares, Burke Douglas hereby designates Mr. David Wallace, Esq. of Sarasota, Florida as its Agent and hereby grants to Mr. Wallace its Power of Attorney coupled with an interest in order to execute documents by or on behalf of Burke Douglas and agrees that, in such event, all documents executed by Mr. Wallace may be relied upon by the recipient as if fully executed by Burke Douglas.

         In Witness Whereof, Burke Douglas Holdings, Ltd., has given its Common Seal this date.

GIVEN UNDER THE COMMON SEAL            Burke Douglas Holdings, Ltd., a Company
of Burke Douglas Holdings, Ltd.        Limited by Shares under the International
                                       Business Companies Act of 1989,
Date:   March 16, 1998                 Commonwealth of the Bahamas

                                       By: Rupert N. Folkard

                                       Per:  /s/ Rupert N. Folkard
                                           -------------------------------------
                                              Managing Director

                                   MEMORANDUM

TO:      PowerTel USA, Inc., A Delaware, USA, corporation (Referred to as
         "PowerTel")

FROM: Parklane Mayfair, Ltd., a Company Limited by Shares under the International Business Companies Act of 1989, Commonwealth of the Bahamas (Referred to as "Parklane Mayfair")

RE: Receipt of Class A Common Stock Pursuant to the Plan of Reorganization of PowerTel

         PowerTel USA, Inc. ("PowerTel") and Parklane Mayfair have entered into a Settlement and Release Agreement dated as of December 1, 1997 (the "Agreement"), which Agreement was subsequently incorporated into and made a part of a Plan, of Reorganization (the "Plan") filed by PowerTel with the United States Bankruptcy Court for the District of Nevada in a Chapter 11 proceeding identified as Case No 97-30265-BMG, which Plan was subsequently confirmed by the Court.

         Pursuant to the Plan, Parklane Mayfair is to receive Class A Common Shares (the "Shares") to be issued by PowerTel pursuant to Section 1145 of the United States Bankruptcy Code. In consideration of the issuance of the Shares, Parklane Mayfair, acting through its duly authorized representative, represents and warrants to PowerTel and to the Court that Parklane Mayfair is not an "underwriter" as that term is defined in Section 1145(b) of the Bankruptcy Code. Parklane Mayfair also acknowledges that the Shares which it will receive have not been registered with the United States Securities and Exchange Commission pursuant to Section 5 of the Securities Act of 1933 in reliance upon the exemption from registration provided in Section 1145(a) of the Bankruptcy Code. Parklane Mayfair also confirms that it has been advised that PowerTel has consented to the issuance of the Shares based upon PowerTel's understanding that Parklane Mayfair is experienced in financial matters, has access to advisors who are experienced in evaluating investments and is ready, willing and able to assume the risk of acquiring a speculative, high risk investment, such as the Shares.

         Parklane Mayfair also confirms that it has received and reviewed the Disclosure Statement filed by PowerTel, approved by the Court and distributed to its Creditors and has been afforded an opportunity to make inquiry into the affairs of PowerTel, including an opportunity to confer with the Directors and Officers of PowerTel. Parklane Mayfair has been advised that, for the preceding three calendar years, PowerTel has made various filings with the Securities and Exchange Commission (including but not limited to annual reports on Form 10-KSB, quarterly reports on Form 10-QSB and at least one registration statement on Form S-8). While PowerTel has not provided a copy of these filings to Parklane Mayfair, a copy will be made available upon request or may be procured from the United States Securities and Exchange Commission, Washington, D.C.

         Parklane Mayfair acknowledges that PowerTel has not made any representation or warranty that (i) its Plan will be implemented successfully,
(ii) there will be a market for the Shares or (if there is a market) that the per Share price will be maintained within any specific bid/ask range, or (iii) PowerTel will be financially solvent or that its pro forma financial projections will materialize as anticipated.

         Parklane Mayfair is aware that there are various Federal and State statutes, rules and regulations in the United States governing the offer and sale of securities. Parklane Mayfair is also aware that the Securities Exchange Act of 1934 imposes duties and responsibilities upon certain shareholders, officers and directors. Parklane Mayfair represents that it shall comply with all applicable statutes, rules and regulations.

         Except as set forth in the Agreement and the Plan, Parklane Mayfair acknowledges that there is no agreement, contract or understanding (either oral or written) by and between Parklane Mayfair and PowerTel.

         Parklane Mayfair acknowledges that both PowerTel and the United States Bankruptcy Court will rely upon this Memorandum in issuing the Shares.

         In the event that any additional document(s) are required in order to issue the Shares, Parklane Mayfair hereby designates Mr. David Wallace, Esq. of Sarasota, Florida as its Agent and hereby grants to Mr. Wallace its Power of Attorney coupled with an interest in order to execute documents by or on behalf of Parklane Mayfair and agrees that, in such event, all documents executed by Mr. Wallace may be relied upon by the recipient as if fully executed by Parklane Mayfair.

         In Witness Whereof, Parklane Mayfair, Ltd., has given its Common Seal this date.

GIVEN UNDER THE COMMON SEAL        Parklane Mayfair, Ltd., a Company Limited
of Parklane Mayfair, Ltd.          by Shares under the International Business
                                   Companies Act of 1989, Commonwealth of
Date:  March 16, 1998              the Bahamas

                                   By:      Rupert N. Folkard



                                   Per:  /s/ Rupert N. Folkard
                                       -----------------------------------------
                                           Managing Director

                                   MEMORANDUM

TO:      PowerTel USA, Inc., A Delaware, USA, corporation (Referred to as
         "PowerTel")

FROM: Clarendon Atlantic Holdings, Ltd., a Company Limited by Shares under the International Business Companies Act of 1989, Commonwealth of the Bahamas (Referred to as "Clarendon Atlantic")

RE: Receipt of Class A Common Stock Pursuant to the Plan of Reorganization of PowerTel

         PowerTel USA, Inc. ("PowerTel") and Clarendon Atlantic have entered into a Settlement and Release Agreement dated as of December 1, 1997 (the "Agreement"), which Agreement was subsequently incorporated into and made a part of a Plan of Reorganization (the "Plan") filed by PowerTel with the United States Bankruptcy Court for the District of Nevada in a Chapter 11 proceeding identified as Case No 97-30265-BMG, which Plan was subsequently confirmed by the Court.

         Pursuant to the Plan, Clarendon Atlantic is to receive Class A Common Shares (the "Shares") to be issued by PowerTel pursuant to Section 1145 of the United States Bankruptcy Code. In consideration of the issuance of the Shares, Clarendon Atlantic, acting through its duly authorized representative, represents and warrants to PowerTel and to the Court that Clarendon Atlantic is not an "underwriter" as that term is defined in Section 1145(b) of the Bankruptcy Code. Clarendon Atlantic also acknowledges that the Shares which it will receive have not been registered with the United States Securities and Exchange Commission pursuant to Section 5 of the Securities Act of 1933 in reliance upon the exemption from registration provided in Section 1145(a) of the Bankruptcy Code. Clarendon Atlantic also confirms that it has been advised that PowerTel has consented to the issuance of the Shares based upon PowerTel's understanding that Clarendon Atlantic is experienced in financial matters, has access to advisors who are experienced in evaluating investments and is ready, willing and able to assume the risk of acquiring a speculative, high risk investment, such as the Shares.

         Clarendon Atlantic also confirms that it has received and reviewed the Disclosure Statement filed by PowerTel, approved by the Court and distributed to its Creditors and has been afforded an opportunity to make inquiry into the affairs of PowerTel, including an opportunity to confer with the Directors and Officers of PowerTel. Clarendon Atlantic has been advised that, for the preceding three calendar years, PowerTel has made various filings with the Securities and Exchange Commission (including but not limited to annual reports on Form 10-KSB, quarterly reports on Form 10-QSB and at least one registration statement on Form S-8). While PowerTel has not provided a copy of these filings to Clarendon Atlantic, a copy will be made available upon request or may be procured from the United States Securities and Exchange Commission, Washington, D.C.

         Clarendon Atlantic acknowledges that PowerTel has not made any representation or warranty that (i) its Plan will be Implemented successfully,
(ii) there will be a market for the Shares or (if there is a market) that the per Share price will be maintained within any specific bid/ask range, or (iii) PowerTel will be financially solvent or that its pro forma financial projections will materialize as anticipated.

         Clarendon Atlantic is aware that there are various Federal and State statutes, rules and regulations in the United States governing the offer and sale of securities. Clarendon Atlantic is also aware that the Securities Exchange Act of 1934 imposes duties and responsibilities upon certain shareholders, officers and directors. Clarendon Atlantic represents that it shall comply with all applicable statutes, rules and regulations.

         Except as set forth in the Agreement and the Plan, Clarendon Atlantic acknowledges that there is no agreement, contract or understanding (either oral or written) by and between Clarendon Atlantic and PowerTel.

         Clarendon Atlantic acknowledges that both PowerTel and the United States Bankruptcy Court will rely upon this Memorandum in issuing the Shares.

         In the event that any additional documents) are required in order to issue the Shares, Clarendon Atlantic hereby designates Mr. David Wallace, Esq. of Sarasota, Florida as its Agent and hereby grants to Mr. Wallace its Power of Attorney coupled with an interest in order to execute documents by or on behalf of Clarendon Atlantic and agrees that, in such event, all documents executed by Mr. Wallace may be relied upon by the recipient as if fully executed by Clarendon Atlantic.

         In Witness Whereof, Clarendon Atlantic Holdings, Ltd., has given its Common Seal this date.

GIVEN UNDER THE COMMON SEAL              Clarendon Atlantic Holdings, Ltd., a
of Clarendon Atlantic Holdings, Ltd.       Company Limited by Shares under the
                                         International Business Companies Act of
Date:  March 16, 1998                    1989, Commonwealth of the Bahamas
     ----------------

                                         By: Rupert N. Folkard



                                         Per:  /s/ Rupert N. Folkard
                                             -----------------------------------
                                                Managing Director

                                   MEMORANDUM

TO:      PowerTel USA, Inc., A Delaware, USA, corporation (Referred to as
         "PowerTel")

FROM: Macaulay Island Investments, Ltd., a Company Limited by Shares under the International Business Companies Act of 1989, Commonwealth of the Bahamas (Referred to as "Macaulay")

RE: Receipt of Class A Common Stock Pursuant to the Plan of Reorganization of PowerTel

         PowerTel USA, Inc. ("PowerTel") and Macaulay have entered into a Settlement and Release Agreement dated as of December 1, 1997 (the "Agreement"), which Agreement was subsequently incorporated into and made a part of a Plan of Reorganization (the "Plan") filed by PowerTel with the United States Bankruptcy Court for the District of Nevada in a Chapter 11 proceeding identified as Case No 97-30265-BMG, which Plan was subsequently confirmed by the Court.

         Pursuant to the Plan, Macaulay is to receive Class A Common Shares (the "Shares") to be issued by PowerTel pursuant to Section 1145 of the United States Bankruptcy Code. In consideration of the issuance of the Shares, Macaulay, acting through its duly authorized representative, represents and warrants to PowerTel and to the Court that Macaulay is not an "underwriter" as that term is defined in Section 1145(b) of the Bankruptcy Code. Macaulay also acknowledges that the Shares which it will receive have not been registered with the United States Securities and Exchange Commission pursuant to Section 5 of the Securities Act of 1933 in reliance upon the exemption from registration provided in Section 1145(a) of the Bankruptcy Code. Macaulay also confirms that it has been advised that PowerTel has consented to the issuance of the Shares based upon PowerTel's understanding that Macaulay is experienced in financial matters, has access to advisors who are experienced in evaluating investments and is ready, willing and able to assume the risk of acquiring a speculative, high risk investment, such as the Shares.

         Macaulay also confirms that it has received and reviewed the Disclosure Statement filed by PowerTel, approved by the Court and distributed to its Creditors and has been afforded an opportunity to make inquiry into the affairs of PowerTel, including an opportunity to confer with the Directors and Officers of PowerTel. Macaulay has been advised that, for the preceding three calendar years, PowerTel has made various filings with the Securities and Exchange Commission (including but not limited to annual reports on Form 10-KSB, quarterly reports on Form 10-QSB and at least one registration statement on Form S-8). While PowerTel has not provided a copy of these filings to Macaulay, a copy will be made available upon request or may be procured from the United States Securities and Exchange Commission, Washington, D.C.

         Macaulay acknowledges that PowerTel has not made any representation or warranty that (i) its Plan will be Implemented successfully, (ii) there will be a market for the Shares or (if there is a market) that the per Share price will be maintained within any specific bid/ask range, or (iii) PowerTel will be financially solvent or that its pro forma financial projections will materialize as anticipated.

         Macaulay is aware that there are various Federal and State statutes, rules and regulations in the United States governing the offer and sale of securities. Macaulay is also aware that the Securities Exchange Act of 1934 imposes duties and responsibilities upon certain shareholders, officers and directors. Macaulay represents that it shall comply with all applicable statutes, rules and regulations.

         Except as set forth in the Agreement and the Plan, Macaulay acknowledges that there is no agreement, contract or understanding (either oral or written) by and between Macaulay and PowerTel.

         Macaulay acknowledges that both PowerTel and the United States Bankruptcy Court will rely upon this Memorandum in issuing the Shares.

         In the event that any additional document(s) are required in order to issue the Shares, Macaulay hereby designates Mr. David Wallace, Esq. of Sarasota, Florida as its Agent and hereby grants to Mr. Wallace its Power of Attorney coupled with an interest in order to execute documents by or on behalf of Macaulay and agrees that, in such event, all documents executed by Mr. Wallace may be relied upon by the recipient as if fully executed by Macaulay.

         In Witness Whereof, Macaulay Island Investments, Ltd., has given its Common Seal this date.

GIVEN UNDER THE COMMON SEAL            Macaulay Island Investments, Ltd., a
of Macaulay Island Investments, Ltd.   Company Limited by Shares under the
                                       International Business Companies Act of
Date:  March 16, 1998                  1989, Commonwealth of the Bahamas


                                       By: Rupert N. Folkard

                                       Per:  /s/ Rupert N. Folkard
                                           -------------------------------------
                                             Managing Director

                                   MEMORANDUM

TO:      PowerTel USA, Inc., A Delaware, USA, corporation (Referred to as
         "PowerTel")

FROM: Young Bayshore Investments, Ltd., a Company Limited by Shares under the International Business Companies Act of 1989, Commonwealth of the Bahamas (Referred to as "Young Bayshore")

RE: Receipt of Class A Common Stock Pursuant to the Plan of Reorganization of PowerTel

         PowerTel USA, Inc, ("PowerTel") and Young Bayshore have entered into a Settlement and Release Agreement dated as of December 1, 1997 (the "Agreement"), which Agreement was subsequently incorporated into and made a part of a Plan of Reorganization (the "Plan") filed by PowerTel with the United States Bankruptcy Court for the District of Nevada in a Chapter 11 proceeding identified as Case No 97-30265-BMG, which Plan was subsequently confirmed by the Court.

         Pursuant to the Plan, Young Bayshore is to receive Class A Common Shares (the "Shares") to be issued by PowerTel pursuant to Section 1145 of the United States Bankruptcy Code. In consideration of the issuance of the Shares, Young Bayshore, acting through its duly authorized representative, represents and warrants to PowerTel and to the Court that Young Bayshore is not an "underwriter" as that term is defined in Section 1145(b) of the Bankruptcy Code. Young Bayshore also acknowledges that the Shares which it will receive have not been registered with the United States Securities and Exchange Commission pursuant to Section 5 of the Securities Act of 1933 in reliance upon the exemption from registration provided in Section 1145(a) of the Bankruptcy Code. Young Bayshore also confirms that it has been advised that PowerTel has consented to the issuance of the Shares based upon PowerTel's understanding that Young Bayshore is experienced in financial matters, has access to advisors who are experienced in evaluating investments and is ready, willing and able to assume the risk of acquiring a speculative, high risk investment, such as the Shares.

         Young Bayshore also confirms that it has received and reviewed the Disclosure Statement filed by PowerTel, approved by the Court and distributed to its Creditors and has been afforded an opportunity to make inquiry into the affairs of PowerTel, including an opportunity to confer with the Directors and Officers of PowerTel. Young Bayshore has been advised that, for the preceding three calendar years, PowerTel has made various filings with the Securities and Exchange Commission (including but not limited to annual reports on Form 10-KSB, quarterly reports on Form 10-QSB and at least one registration statement on Form S-8). While PowerTel has not provided a copy of these filings to Young Bayshore, a copy will be made available upon request or may be procured from the United States Securities and Exchange Commission, Washington, D.C.

         Young Bayshore acknowledges that PowerTel has not made any representation or warranty that (i) its Plan will be implemented successfully,
(ii) there will be a market for the Shares or (if there is a market) that the per Share price will be maintained within any specific bid/ask range, or (iii) PowerTel will be financially solvent or that its pro forma financial projections will materialize as anticipated.

         Young Bayshore is aware that there are various Federal and State statutes, rules and regulations in the United States governing the offer and sale of securities. Young Bayshore is also aware that the Securities Exchange Act of 1934 imposes duties and responsibilities upon certain shareholders, officers and directors. Young Bayshore represents that it shall comply with all applicable statutes, rules and regulations.

         Except as set forth in the Agreement and the Plan, Young Bayshore acknowledges that there is no agreement, contract or understanding (either oral or written) by and between Young Bayshore and PowerTel.

         Young Bayshore acknowledges that both PowerTel and the United States Bankruptcy Court will rely upon this Memorandum in issuing the Shares.

         In the event that any additional document(s) are required in order to issue the Shares, Young Bayshore hereby designates Mr. David Wallace, Esq. of Sarasota, Florida as its Agent and hereby grants to Mr. Wallace its Power of Attorney coupled with an interest in order to execute documents by or on behalf of Young Bayshore and agrees that, in such event, all documents executed by Mr. Wallace may be relied upon by the recipient as if fully executed by Young Bayshore.

         In Witness Whereof, Young Bayshore Investments, Ltd., has given its Common Seal this date.

GIVEN UNDER THE COMMON SEAL            Young Bayshore Investments, Ltd., a
of Young Bayshore Investments, Ltd.    Company Limited by Shares under the
                                       International Business Companies Act of
Date:  March 16, 1998                  1989, Commonwealth of the Bahamas


                                       By: Rupert N. Folkard



                                       Per:  /s/ Rupert N. Folkard
                                           -------------------------------------
                                             Managing Director

                                   MEMORANDUM

TO:      PowerTel USA, Inc., A Delaware, USA, corporation (Referred to as
         "PowerTel")

FROM: Wilton Ashfield, Ltd., a Company Limited by Shares under the International Business Companies Act of 1989, Commonwealth of the Bahamas (Referred to as "Wilton Ashfield")

RE: Receipt of Class A Common Stock Pursuant to the Plan of Reorganization of PowerTel

         PowerTel USA, Inc. ("PowerTel") and Wilton Ashfield have entered into a Settlement and Release Agreement dated as of December 1, 1997 (the "Agreement"), which Agreement was subsequently incorporated into and made a part of a Plan of Reorganization (the "Plan") filed by PowerTel with the United States Bankruptcy Court for the District of Nevada in a Chapter 11 proceeding identified as Case No 97-30265-BMG, which Plan was subsequently confirmed by the Court.

         Pursuant to the Plan, Wilton Ashfield is to receive Class A Common Shares (the "Shares") to be issued by PowerTel pursuant to Section 1145 of the United States Bankruptcy Code. In consideration of the issuance of the Shares, Wilton Ashfield, acting through its duly authorized representative, represents and warrants to PowerTel and to the Court that Wilton Ashfield is not an "underwriter" as that term is defined in Section 1145(b) of the Bankruptcy Code. Wilton Ashfield also acknowledges that the Shares which it will receive have not been registered with the United States Securities and Exchange Commission pursuant to Section 5 of the Securities Act of 1933 in reliance upon the exemption from registration provided in Section 1145(a) of the Bankruptcy Code. Wilton Ashfield also confirms that it has been advised that PowerTel has consented to the issuance of the Shares based upon PowerTel's understanding that Wilton Ashfield is experienced in financial matters, has access to advisors who are experienced in evaluating investments and is ready, willing and able to assume the risk of acquiring a speculative, high risk investment, such as the Shares.

         Wilton Ashfield also confirms that it has received and reviewed the Disclosure Statement filed by PowerTel, approved by the Court and distributed to its Creditors and has been afforded an opportunity to make inquiry into the affairs of PowerTel, including an opportunity to confer with the Directors and Officers of PowerTel. Wilton Ashfield has been advised that, for the preceding three calendar years, PowerTel has made various filings with the Securities and Exchange Commission (including but not limited to annual reports on Form 10-KSB, quarterly reports on Form 10-QSB and at least one registration statement on Form S-8). While PowerTel has not provided a copy of these filings to Wilton Ashfield, a copy will be made available upon request or may be procured from the United States Securities and Exchange Commission, Washington, D.C.

         Wilton Ashfield acknowledges that PowerTel has not made any representation or warranty that (i) its Plan will be implemented successfully,
(ii) there will be a market for the Shares or (if there is a market) that the per Share price will be maintained within any specific bid/ask range, or (iii) PowerTel will be financially solvent or that its pro forma financial projections will materialize as anticipated.

         Wilton Ashfield is aware that there are various Federal and State statutes, rules and regulations in the United States governing the offer and sale of securities. Wilton Ashfield is also aware that the Securities Exchange Act of 1934 imposes duties and responsibilities upon certain shareholders, officers and directors. Wilton Ashfield represents that it shall comply with all applicable statutes, rules and regulations.

         Except as set forth in the Agreement and the Plan, Wilton Ashfield acknowledges that there is no agreement, contract or understanding (either oral or written) by and between Wilton Ashfield and PowerTel.

         Wilton Ashfield acknowledges that both PowerTel and the United States Bankruptcy Court will rely upon this Memorandum in issuing the Shares.

         In the event that any additional document(s) are required in order to issue the Shares, Wilton Ashfield hereby designates Mr. David Wallace, Esq. of Sarasota, Florida as its Agent and hereby grants to Mr. Wallace its Power of Attorney coupled with an interest in order to execute documents by or on behalf of Wilton Ashfield and agrees that, in such event, all documents executed by Mr. Wallace may be relied upon by the recipient as if fully executed by Wilton Ashfield.

         In Witness Whereof, Wilton Ashfield, Ltd., has given its Common Seal this date.

GIVEN UNDER THE COMMON SEAL         Wilton Ashfield, Ltd., a Company Limited
of Wilton Ashfield, Ltd.            by Shares under the International Business
                                    Companies Act of 1989, Commonwealth of
Date:  March 16, 1998               the Bahamas


                                    By:      Rupert N. Folkard



                                    Per: /s/ Rupert N. Folkard
                                        ----------------------------------------
                                         Managing Director

                                   MEMORANDUM

TO:      PowerTel USA, Inc., A Delaware, USA, corporation (Referred to as
         "PowerTel")

FROM: Greyshire House, Ltd., a Company Limited by Shares under the International Business Companies Act of 1989, Commonwealth of the Bahamas (Referred to as "Greyshire")

RE: Receipt of Class A Common Stock Pursuant to the Plan of Reorganization of PowerTel

         PowerTel USA, Inc. ("PowerTel") and Greyshire have entered into a Settlement and Release Agreement dated as of December 1, 1997 (the "Agreement"), which Agreement was subsequently incorporated into and made a part of a Plan of Reorganization (the "Plan") filed by PowerTel with the United States Bankruptcy Court for the District of Nevada in a Chapter 11 proceeding identified as Case No 97-30265-BMG, which Plan was subsequently confirmed by the Court.

         Pursuant to the Plan, Greyshire is to receive Class A Common Shares (the "Shares") to be issued by PowerTel pursuant to Section 1145 of the United States Bankruptcy Code. In consideration of the issuance of the Shares, Greyshire, acting through its duly authorized representative, represents and warrants to PowerTel and to the Court that Greyshire is not an "underwriter" as that term is defined in Section 1145(b) of the Bankruptcy Code. Greyshire also acknowledges that the Shares which it will receive have not been registered with the United States Securities and Exchange Commission pursuant to Section 5 of the Securities Act of 1933 in reliance upon the exemption from registration provided in Section 1145(a) of the Bankruptcy Code. Greyshire also confirms that it has been advised that PowerTel has consented to the issuance of the Shares based upon PowerTel's understanding that Greyshire is experienced in financial matters, has access to advisors who are experienced in evaluating investments and is ready, willing and able to assume the risk of acquiring a speculative, high risk investment, such as the Shares.

         Greyshire also confirms that it has received and reviewed the Disclosure Statement filed by PowerTel, approved by the Court and distributed to its Creditors and has been afforded an opportunity to make inquiry into the affairs of PowerTel, including an opportunity to confer with the Directors and Officers of PowerTel. Greyshire has been advised that, for the preceding three calendar years, PowerTel has made various filings with the Securities and Exchange Commission (including but not limited to annual reports on Form 10-KSB, quarterly reports on Form 10-QSB and at least one registration statement on Form S-8). While PowerTel has not provided a copy of these filings to Greyshire, a copy will be made available upon request or may be procured from the United States Securities and Exchange Commission, Washington, D.C.

         Greyshire acknowledges that PowerTel has not made any representation or warranty that (i) its Plan will be Implemented successfully, (ii) there will be a market for the Shares or (if there is a market) that the per Share price will be maintained within any specific bid/ask range, or (iii) PowerTel will be financially solvent or that its pro forma financial projections will materialize as anticipated.

         Greyshire is aware that there are various Federal and State statutes, rules and regulations in the United States governing the offer and sale of securities. Greyshire is also aware that the Securities Exchange Act of 1934 imposes duties and responsibilities upon certain shareholders, officers and directors. Greyshire represents that it shall comply with all applicable statutes, rules and regulations.

         Except as set forth in the Agreement and the Plan, Greyshire acknowledges that there is no agreement, contract or understanding (either oral or written) by and between Greyshire and PowerTel.

         Greyshire acknowledges that both PowerTel and the United States Bankruptcy Court will rely upon this Memorandum in issuing the Shares.

         In the event that any additional document(s) are required in order to issue the Shares, Greyshire hereby designates Mr. David Wallace, Esq. of Sarasota, Florida as its Agent and hereby grants to Mr. Wallace its Power of Attorney coupled with an interest in order to execute documents by or on behalf of Greyshire and agrees that, in such event, all documents executed by Mr. Wallace may be relied upon by the recipient as if fully executed by Greyshire.

         In Witness Whereof, Greyshire House, Ltd., has given its Common Seal this date.

GIVEN UNDER THE COMMON SEAL           Greyshire House, Ltd., a Company Limited
of Greyshire House, Ltd.              by Shares under the International Business
                                      Companies Act of 1989, Commonwealth of
Date: March 16, 1998                  the Bahamas

                                      By:      Rupert N. Folkard



                                      Per: /s/ Rupert N. Folkard
                                          --------------------------------------
                                           Managing Director

                                   MEMORANDUM

TO:      PowerTel USA, Inc., A Delaware, USA, corporation (Referred to as
         "PowerTel")

FROM: August Lake Holdings, Ltd., a Company Limited by Shares under the International Business Companies Act of 1989, Commonwealth of the Bahamas (Referred to as "August Lake")

RE: Receipt of Class A Common Stock Pursuant to the Plan of Reorganization of PowerTel

         PowerTel USA, Inc. ("PowerTel") and August Lake have entered into a Settlement and Release Agreement dated as of December 1, 1997 (the "Agreement"), which Agreement was subsequently incorporated into and made a part of a Plan of Reorganization (the "Plan") filed by PowerTel with the United States Bankruptcy Court for the District of Nevada in a Chapter 11 proceeding identified as Case No 97-30265-BMG, which Plan was subsequently confirmed by the Court.

         Pursuant to the Plan, August Lake is to receive Class A Common Shares (the "Shares") to be issued by PowerTel pursuant to Section 1145 of the United States Bankruptcy Code. In consideration of the issuance of the Shares, August Lake, acting through its duly authorized representative, represents and warrants to PowerTel and to the Court that August Lake is not an "underwriter" as that term is defined in Section 1145(b) of the Bankruptcy Code. August Lake also acknowledges that the Shares which it will receive have not been registered with the United States Securities and Exchange Commission pursuant to Section 5 of the Securities Act of 1933 in reliance upon the exemption from registration provided in Section 1145(a) of the Bankruptcy Code. August Lake also confirms that it has been advised that PowerTel has consented to the issuance of the Shares based upon PowerTel's understanding that August Lake is experienced in financial matters, has access to advisors who are experienced in evaluating investments and is ready, willing and able to assume the risk of acquiring a speculative, high risk investment, such as the Shares.

         August Lake also confirms that it has received and reviewed the Disclosure Statement filed by PowerTel, approved by the Court and distributed to its Creditors and has been afforded an opportunity to make inquiry into the affairs of PowerTel, including an opportunity to confer with the Directors and Officers of PowerTel. August Lake has been advised that, for the preceding three calendar years, PowerTel has made various filings with the Securities and Exchange Commission (including but not limited to annual reports on Form 10-KSB, quarterly reports on Form 10-QSB and at least one registration statement on Form S-8). While PowerTel has not provided a copy of these filings to August Lake, a copy will be made available upon request or may be procured from the United States Securities and Exchange Commission, Washington, D.C.

         August Lake acknowledges that PowerTel has not made any representation or warranty that (i) its Plan will be implemented successfully, (ii) there will be a market for the Shares or (if there is a market) that the per Share price will be maintained within any specific bid/ask range, or (iii) PowerTel will be financially solvent or that its pro forma financial projections will materialize as anticipated.

         August Lake is aware that there are various Federal and State statutes, rules and regulations in the United States governing the offer and sale of securities. August Lake is also aware that the Securities Exchange Act of 1934 imposes duties and responsibilities upon certain shareholders, officers and directors. August Lake represents that it shall comply with all applicable statutes, rules and regulations.

         Except as set forth in the Agreement and the Plan, August Lake acknowledges that there is no agreement, contract or understanding (either oral or written) by and between August Lake and PowerTel.

         August Lake acknowledges that both PowerTel and the United States Bankruptcy Court will rely upon this Memorandum in issuing the Shares.

         In the event that any additional document(s) are required in order to issue the Shares, August Lake hereby designates Mr. David Wallace, Esq. of Sarasota, Florida as its Agent and hereby grants to Mr. Wallace its Power of Attorney coupled with an interest in order to execute documents by or on behalf of August Lake and agrees that, in such event, all documents executed by Mr. Wallace may be relied upon by the recipient as if fully executed by August Lake.

         In Witness Whereof, August Lake Holdings, Ltd., has given its Common Seal this date.

GIVEN UNDER THE COMMON SEAL           August Lake Holdings, Ltd., a Company
of August Lake Holdings, Ltd.         Limited by Shares under the International
                                      Business Companies Act of 1989,
Date: March 16, 1998                  Commonwealth of the Bahamas


                                      By:      Rupert N. Folkard



                                      Per: /s/ Rupert N. Folkard
                                          -------------------------------------
                                             Managing Director

                                   MEMORANDUM

TO:      PowerTel USA, Inc., A Delaware, USA, corporation (Referred to as
         "PowerTel")

FROM: Whitestone Brooke Holdings, Ltd., a Company Limited by Shares under the International Business Companies Act of 1989, Commonwealth of the Bahamas (Referred to as "Whitestone Brooke")

RE: Receipt of Class A Common Stock Pursuant to the Plan of Reorganization of PowerTel

         PowerTel USA, Inc. ("PowerTel") and Whitestone Brooke have entered into a Settlement and Release Agreement dated as of December 1, 1997 (the "Agreement"), which Agreement was subsequently incorporated into and made a part of a Plan of Reorganization (the "Plan") filed by PowerTel with the United States Bankruptcy Court for the District of Nevada in a Chapter 11 proceeding identified as Case No 97-30265-BMG, which Plan was subsequently confirmed by the Court.

         Pursuant to the Plan, Whitestone Brooke is to receive Class A Common Shares (the "Shares") to be issued by PowerTel pursuant to Section 1145 of the United States Bankruptcy Code. In consideration of the issuance of the Shares, Whitestone Brooke, acting through its duly authorized representative, represents and warrants to PowerTel and to the Court that Whitestone Brooke is not an "underwriter" as that term is defined in Section 1145(b) of the Bankruptcy Code. Whitestone Brooke also acknowledges that the Shares which it will receive have not been registered with the United States Securities and Exchange Commission pursuant to Section 5 of the Securities Act of 1933 in reliance upon the exemption from registration provided in Section 1145(a) of the Bankruptcy Code. Whitestone Brooke also confirms that it has been advised that PowerTel has consented to the issuance of the Shares based upon PowerTel's understanding that Whitestone Brooke is experienced in financial matters, has access to advisors who are experienced in evaluating investments and is ready, willing and able to assume the risk of acquiring a speculative, high risk investment, such as the Shares.

         Whitestone Brooke also confirms that it has received and reviewed the Disclosure Statement filed by PowerTel, approved by the Court and distributed to its Creditors and has been afforded an opportunity to make inquiry into the affairs of PowerTel, including an opportunity to confer with the Directors and Officers of PowerTel. Whitestone Brooke has been advised that, for the preceding three calendar years, PowerTel has made various filings with the Securities and Exchange Commission (including but not limited to annual reports on Form 10-KSB, quarterly reports on Form 10-QSB and at least one registration statement on Form S-8). While PowerTel has not provided a copy of these filings to Whitestone Brooke, a copy will be made available upon request or may be procured from the United States Securities and Exchange Commission, Washington, D.C.

         Whitestone Brooke acknowledges that PowerTel has not made any representation or warranty that (i) its Plan will be implemented successfully,
(ii) there will be a market for the Shares or (if there is a market) that the per Share price will be maintained within any specific bid/ask range, or (iii) PowerTel will be financially solvent or that its pro forma financial projections will materialize as anticipated.

         Whitestone Brooke is aware that there are various Federal and State statutes, rules and regulations in the United States governing the offer and sale of securities. Whitestone Brooke is also aware that the Securities Exchange Act of 1934 imposes duties and responsibilities upon certain shareholders, officers and directors. Whitestone Brooke represents that it shall comply with all applicable statutes, rules and regulations.

         Except as set forth in the Agreement and the Plan, Whitestone Brooke acknowledges that there is no agreement, contract or understanding (either oral or written) by and between Whitestone Brooke and PowerTel.

         Whitestone Brooke acknowledges that both PowerTel and the United States Bankruptcy Court will rely upon this Memorandum in issuing the Shares.

         In the event that any additional documents) are required in order to issue the Shares, Whitestone Brooke hereby designates Mr. David Wallace, Esq. of Sarasota, Florida as its Agent and hereby grants to Mr. Wallace its Power of Attorney coupled with an interest in order to execute documents by or on behalf of Whitestone Brooke and agrees that, in such event, all documents executed by Mr. Wallace may be relied upon by the recipient as if fully executed by Whitestone Brooke.

         In Witness Whereof, Whitestone Brooke Holdings, Ltd., has given its Common Seal this date.

GIVEN UNDER THE COMMON SEAL              Whitestone Brooke Holdings, Ltd., a
of Whitestone Brooke Holdings, Ltd.      Company Limited by Shares under the
                                         International Business Companies Act of
Date: March 16, 1998                     1989, Commonwealth of the Bahamas

                                         By: Rupert N. Folkard



                                         Per: /s/ Rupert N. Folkard
                                             -----------------------------------
                                                Managing Director

                                   MEMORANDUM

TO:      PowerTel USA, Inc., A Delaware, USA, corporation (Referred to as
         "PowerTel")

FROM: Porterman Williams, Ltd., a Company Limited by Shares under the International Business Companies Act of 1989, Commonwealth of the Bahamas (Referred to as "Porterman Williams")

RE: Receipt of Class A Common Stock Pursuant to the Plan of Reorganization of PowerTel

         PowerTel USA, Inc. ("PowerTel") and Porterman Williams have entered into a Settlement and Release Agreement dated as of December 1, 1997 (the "Agreement"), which Agreement was subsequently incorporated into and made a part of a Plan of Reorganization (the "Plan") filed by PowerTel with the United States Bankruptcy Court for the District of Nevada in a Chapter 11 proceeding identified as Case No 97-30265-BMG, which Plan was subsequently confirmed by the Court.

         Pursuant to the Plan, Porterman Williams is to receive Class A Common Shares (the "Shares") to be issued by PowerTel pursuant to Section 1145 of the United States Bankruptcy Code. In consideration of the issuance of the Shares, Porterman Williams, acting through its duly authorized representative, represents and warrants to PowerTel and to the Court that Porterman Williams is not an "underwriter" as that term is defined in Section 1145(b) of the Bankruptcy Code. Porterman Williams also acknowledges that the Shares which it will receive have not been registered with the United States Securities and Exchange Commission pursuant to Section 5 of the Securities Act of 1933 in reliance upon the exemption from registration provided in Section 1145(a) of the Bankruptcy Code. Porterman Williams also confirms that it has been advised that PowerTel has consented to the issuance of the Shares based upon PowerTel's understanding that Porterman Williams is experienced in financial matters, has access to advisors who are experienced in evaluating investments and is ready, willing and able to assume the risk of acquiring a speculative, high risk investment, such as the Shares.

         Porterman Williams also confirms that it has received and reviewed the Disclosure Statement filed by PowerTel, approved by the Court and distributed to its Creditors and has been afforded an opportunity to make inquiry into the affairs of PowerTel, including an opportunity to confer with the Directors and Officers of PowerTel. Porterman Williams has been advised that, for the preceding three calendar years, PowerTel has made various filings with the Securities and Exchange Commission (including but not limited to annual reports on Form 10-KSB, quarterly reports on Form 10-QSB and at least one registration statement on Form S-8). While PowerTel has not provided a copy of these filings to Porterman Williams, a copy will be made available upon request or may be procured from the United States Securities and Exchange Commission, Washington, D.C.

         Porterman Williams acknowledges that PowerTel has not made any representation or warranty that (i) its Plan will be implemented successfully,
(ii) there will be a market for the Shares or (if there is a market) that the per Share price will be maintained within any specific bid/ask range, or (iii) PowerTel will be financially solvent or that its pro forma financial projections will materialize as anticipated.

         Porterman Williams is aware that there are various Federal and State statutes, rules and regulations in the United States governing the offer and sale of securities. Porterman Williams is also aware that the Securities Exchange Act of 1934 imposes duties and responsibilities upon certain shareholders, officers and directors. Porterman Williams represents that it shall comply with all applicable statutes, rules and regulations.

         Except as set forth in the Agreement and the Plan, Porterman Williams acknowledges that there is no agreement, contract or understanding (either oral or written) by and between Porterman Williams and PowerTel.

         Porterman Williams acknowledges that both PowerTel and the United States Bankruptcy Court will rely upon this Memorandum in issuing the Shares.

         In the event that any additional document(s) are required in order to issue the Shares, Porterman Williams hereby designates Mr. David Wallace, Esq. of Sarasota, Florida as its Agent and hereby grants to Mr. Wallace its Power of Attorney coupled with an interest in order to execute documents by or on behalf of Porterman Williams and agrees that, in such event, all documents executed by Mr. Wallace may be relied upon by the recipient as if fully executed by Porterman Williams.

         In Witness Whereof, Porterman Williams, Ltd., has given its Common Seal this date.

GIVEN UNDER THE COMMON SEAL            Porterman Williams, Ltd., a Company
of Porterman Williams, Ltd.            Limited by Shares under the International
                                       Business Companies Act of 1989,
Date: March 16, 1998                   Commonwealth of the Bahamas

                                       By:      Rupert N. Folkard



                                       Per: /s/ Rupert N. Folkard
                                           -------------------------------------
                                            Managing Director

                                   MEMORANDUM

TO:      PowerTel USA, Inc., A Delaware, USA, corporation
         (Referred to as "PowerTel")

FROM: North Oldenfield, Ltd., a Company Limited by Shares under the International Business Companies Act of 1989, Commonwealth of the Bahamas
         (Referred to as "North Oldenfield")

RE: Receipt of Class A Common Stock Pursuant to the Plan of Reorganization of PowerTel

         PowerTel USA, Inc. ("PowerTel") and North Oldenfield have entered into a Settlement and Release Agreement dated as of December 1, 1997 (the "Agreement"), which Agreement was subsequently incorporated into and made a part of a Plan of Reorganization (the "Plan") filed by PowerTel with the United States Bankruptcy Court for the District of Nevada in a Chapter 11 proceeding identified as Case No 97-30265-BMG, which Plan was subsequently confirmed by the Court.

         Pursuant to the Plan, North Oldenfield is to receive Class A Common Shares (the "Shares") to be issued by PowerTel pursuant to Section 1145 of the United States Bankruptcy Code. In consideration of the issuance of the Shares, North Oldenfield, acting through its duly authorized representative, represents and warrants to PowerTel and to the Court that North Oldenfield is not an "underwriter" as that term is defined in Section 1145(b) of the Bankruptcy Code. North Oldenfield also acknowledges that the Shares which it will receive have not been registered with the United States Securities and Exchange Commission pursuant to Section 5 of the Securities Act of 1933 in reliance upon the exemption from registration provided in Section 1145(a) of the Bankruptcy Code. North Oldenfield also confirms that it has been advised that PowerTel has consented to the issuance of the Shares based upon PowerTel's understanding that North Oldenfield is experienced in financial matters, has access to advisors who are experienced in evaluating investments and is ready, willing and able to assume the risk of acquiring a speculative, high risk investment, such as the Shares.

         North Oldenfield also confirms that it has received and reviewed the Disclosure Statement filed by PowerTel, approved by the Court and distributed to its Creditors and has been afforded an opportunity to make inquiry into the affairs of PowerTel, including an opportunity to confer with the Directors and Officers of PowerTel. North Oldenfield has been advised that, for the preceding three calendar years, PowerTel has made various filings with the Securities and Exchange Commission (including but not limited to annual reports on Form 10-KSB, quarterly reports on Form 10-QSB and at least one registration statement on Form S-8). While PowerTel has not provided a copy of these filings to North Oldenfield, a copy will be made available upon request or may be procured from the United States Securities and Exchange Commission, Washington, D.C.

         North Oldenfield acknowledges that PowerTel has not made any representation or warranty that (i) its Plan will be implemented successfully,
(ii) there will be a market for the Shares or (if there is a market) that the per Share price will be maintained within any specific bid/ask range, or (iii) PowerTel will be financially solvent or that its pro forma financial projections will materialize as anticipated.

         North Oldenfield is aware that there are various Federal and State statutes, rules and regulations in the United States governing the offer and sale of securities. North Oldenfield is also aware that the Securities Exchange Act of 1934 imposes duties and responsibilities upon certain shareholders, officers and directors. North Oldenfield represents that it shall comply with all applicable statutes, rules and regulations.

         Except as set forth in the Agreement and the Plan, North Oldenfield acknowledges that there is no agreement, contract or understanding (either oral or written) by and between North Oldenfield and PowerTel.

         North Oldenfield acknowledges that both PowerTel and the United States Bankruptcy Court will rely upon this Memorandum in issuing the Shares.

         In the event that any additional document(s) are required in order to issue the Shares, North Oldenfield hereby designates Mr. David Wallace, Esq. of Sarasota, Florida as its Agent and hereby grants to Mr. Wallace its Power of Attorney coupled with an interest in order to execute documents by or on behalf of North Oldenfield and agrees that, in such event, all documents executed by Mr. Wallace may be relied upon by the recipient as if fully executed by North Oldenfield.

         In Witness Whereof, North Oldenfield, Ltd., has given its Common Seal this date.

GIVEN UNDER THE COMMON SEAL           North Oldenfield, Ltd., a Company
of North Oldenfield, Ltd.             Limited by Shares under the International
                                      Business Companies Act of 1989,
Date: March 16, 1998                  Commonwealth of the Bahamas

                                      By:      Rupert N. Folkard



                                      Per: /s/ Rupert N. Folkard
                                          ------------------------------------
                                             Managing Director

                                   MEMORANDUM

TO:      PowerTel USA, Inc., A Delaware, USA, corporation
         (Referred to as "PowerTel")

FROM: Blackstone Sterling Holdings, Ltd., a Company Limited by Shares under the International Business Companies Act of 1989, Commonwealth of the Bahamas
         (Referred to as "Blackstone")

RE: Receipt of Class A Common Stock Pursuant to the Plan of Reorganization of PowerTel

         PowerTel USA, Inc. ("PowerTel") and Blackstone have entered into a Settlement and Release Agreement dated as of December 1, 1997 (the "Agreement"), which Agreement was subsequently incorporated into and made a part of a Plan of Reorganization (the "Plan") filed by PowerTel with the United States Bankruptcy Court for the District of Nevada in a Chapter 11 proceeding identified as Case No 97-30265-BMG, which Plan was subsequently confirmed by the Court.

         Pursuant to the Plan, Blackstone is to receive Class A Common Shares (the "Shares") to be issued by PowerTel pursuant to Section 1145 of the United States Bankruptcy Code. In consideration of the issuance of the Shares, Blackstone, acting through its duly authorized representative, represents and warrants to PowerTel and to the Court that Blackstone is not an "underwriter" as that term is defined in Section 1145(b) of the Bankruptcy Code. Blackstone also acknowledges that the Shares which it will receive have not been registered with the United States Securities and Exchange Commission pursuant to Section 5 of the Securities Act of 1933 in reliance upon the exemption from registration provided in Section 1145(a) of the Bankruptcy Code. Blackstone also confirms that it has been advised that PowerTel has consented to the issuance of the Shares based upon PowerTel's understanding that Blackstone is experienced in financial matters, has access to advisors who are experienced in evaluating investments and is ready, willing and able to assume the risk of acquiring a speculative, high risk investment, such as the Shares.

         Blackstone also confirms that it has received and reviewed the Disclosure Statement filed by PowerTel, approved by the Court and distributed to its Creditors and has been afforded an opportunity to make inquiry into the affairs of PowerTel, including an opportunity to confer with the Directors and Officers of PowerTel. Blackstone has been advised that, for the preceding three calendar years, PowerTel has made various filings with the Securities and Exchange Commission (including but not limited to annual reports on Form 10-KSB, quarterly reports on Form 10-QSB and at least one registration statement on Form S-8). While PowerTel has not provided a copy of these filings to Blackstone, a copy will be made available upon request or may be procured from the United States Securities and Exchange Commission, Washington, D.C.

         Blackstone acknowledges that PowerTel has not made any representation or warranty that (i) its Plan will be implemented successfully, (ii) there will be a market for the Shares or (if there is a market) that the per Share price will be maintained within any specific bid/ask range, or (iii) PowerTel will be financially solvent or that its pro forma financial projections will materialize as anticipated.

         Blackstone is aware that there are various Federal and State statutes, rules and regulations in the United States governing the offer and sale of securities. Blackstone is also aware that the Securities Exchange Act of 1934 imposes duties and responsibilities upon certain shareholders, officers and directors. Blackstone represents that it shall comply with all applicable statutes, rules and regulations.

         Except as set forth in the Agreement and the Plan, Blackstone acknowledges that there is no agreement, contract or understanding (either oral or written) by and between Blackstone and PowerTel.

         Blackstone acknowledges that both PowerTel and the United States Bankruptcy Court will rely upon this Memorandum in issuing the Shares.

         In the event that any additional documents) are required in order to issue the Shares, Blackstone hereby designates Mr. David Wallace, Esq. of Sarasota, Florida as its Agent and hereby grants to Mr. Wallace its Power of Attorney coupled with an interest in order to execute documents by or on behalf of Blackstone and agrees that, in such event, all documents executed by Mr. Wallace may be relied upon by the recipient as if fully executed by Blackstone.

         In Witness Whereof, Blackstone Sterling Holdings, Ltd., has given its Common Seal this date.

GIVEN UNDER THE COMMON SEAL              Blackstone Sterling Holdings, Ltd., a
of Blackstone Sterling Holdings, Ltd.    Company Limited by Shares under the
                                         International Business Companies Act of
Date: March 16, 1998                     1989, Commonwealth of the Bahamas


                                         By:      Rupert N. Folkard



                                         Per: /s/ Rupert N. Folkard
                                              ----------------------------------
                                              Managing Director